THE PATIENT INVESTOR

Quarterly Report
June 30, 2013

ARIEL INVESTMENTS

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Equity investments are affected by market conditions. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund invest in small and/or midsized companies. Investing in small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund often invest a significant portion of their assets in companies within the consumer discretionary and financial services sectors and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund invests in common stocks of companies of any size and is a non-diversified fund, which means its investments are concentrated in fewer stocks than diversified funds. Ariel Focus Fund generally holds 25-30 stocks and therefore may be more volatile than a more diversified investment. Ariel International Equity Fund and Ariel Global Equity Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging and developing markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC.

ARIEL INVESTMENT TRUST
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
800.292.7435 | arielinvestments.com

INSIDE THIS ISSUE

-John W. Rogers, Jr. and Mellody Hobson

We invite you to read the fund and market commentaries from our portfolio managers, spotlights on selected portfolio holdings and performance summaries for each of our funds.

Same pace, new face

Coming 09|30|13

					Annualized
	Quarter		1 Year		3 Year		5 Year		10 Year		20 Year		Since Inception
Ariel Fund (inception 11/6/86)
Investor Class	+	1.69%	+	30.68%	+	19.09%	+	10.65%	+	7.48%	+	10.28%	+	11.22%
Institutional Class	+	1.79	+	31.15	+	19.30	+	10.76	+	7.54	+	10.31	+	11.24
Russell 2500TM Value Index	+	1.54	+	26.88	+	18.92	+	9.42	+	10.16	+	11.02	+	11.40
Russell 2000® Value Index	+	2.47	+	24.77	+	17.33	+	8.59	+	9.30	+	10.32	+	10.68
S&P 500® Index	+	2.91	+	20.60	+	18.45	+	7.01	+	7.30	+	8.66	+	9.81
Ariel Appreciation Fund (inception 12/1/89)
Investor Class	+	4.35%	+	32.57%	+	20.21%	+	11.84%	+	8.53%	+	10.97%	+	10.89%
Institutional Class	+	4.41	+	32.93	+	20.36	+	11.93	+	8.58	+	10.99	+	10.91
Russell Midcap® Value Index	+	1.65	+	27.65	+	19.53	+	8.87	+	10.92	+	11.08	+	11.48
Russell Midcap® Index	+	2.21	+	25.41	+	19.53	+	8.28	+	10.65	+	10.70	+	11.16
S&P 500® Index	+	2.91	+	20.60	+	18.45	+	7.01	+	7.30	+	8.66	+	8.98
Ariel Focus Fund (inception 6/30/05)
Investor Class	+	5.11%	+	26.39%	+	16.03%	+	5.90%		–		–	+	4.30%
Institutional Class	+	5.19	+	26.76	+	16.18	+	5.98		–		–	+	4.35
Russell 1000® Value Index	+	3.20	+	25.32	+	18.51	+	6.67		–		–	+	5.48
S&P 500® Index	+	2.91	+	20.60	+	18.45	+	7.01		–		–	+	6.03
Ariel Discovery Fund (inception 1/31/11)
Investor Class	+	2.87%	+	17.93%		–		–		–		–	+	8.49%
Institutional Class	+	2.95	+	18.28		–		–		–		–	+	8.71
Russell 2000® Value Index	+	2.47	+	24.77		–		–		–		–	+	10.62
S&P 500® Index	+	2.91	+	20.60		–		–		–		–	+	12.10
Ariel International Equity Fund (inception 12/30/11)
Investor Class	+	4.01%	+	20.95%		–		–		–		–	+	8.31%
Institutional Class	+	3.95	+	21.22		–		–		–		–	+	8.54
MSCI EAFE® Index	–	0.73	+	19.14		–		–		–		–	+	14.89
Ariel Global Equity Fund (inception 12/30/11)
Investor Class	+	4.39%	+	24.22%		–		–		–		–	+	12.28%
Institutional Class	+	4.53	+	24.62		–		–		–		–	+	12.60
MSCI AC World IndexSM	–	0.23	+	17.21		–		–		–		–	+	15.56

The inception date for the Institutional Class shares of all Funds is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of a Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of a Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of its Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Descriptions for the indexes can be found in the individual fund summaries in the report. The extraordinary performance shown for the recent short-term periods may not be sustainable and is not representative of the performance over longer periods.

arielinvestments.com	2	800.292.7435

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting arielinvestments.com.

Dear Fellow Shareholder: For the second quarter ending June 30, 2013, Ariel Fund rose +1.69% versus +1.54% for the Russell 2500 Value Index and +2.47% for the Russell 2000 Value Index. Meanwhile, Ariel Appreciation Fund earned +4.35% during the three month period versus a +1.65% return for the Russell Midcap Value Index and +2.21% gain for the Russell Midcap Index. As a means of comparison, the broad market, as measured by the S&P 500 Index earned +2.91% during the three-month period.

For the first six months of this year, Ariel Fund returned +17.71% versus +15.10% for the Russell 2500 Value Index and +14.39% for the Russell 2000 Value Index. Meanwhile, Ariel Appreciation Fund earned +20.58% during the six-month period versus a +16.10% return for the Russell Midcap Value Index and +15.45% gain for the Russell Midcap Index. By comparison, the year-to-date return for the S&P 500 Index was +13.82%.

The Fed Factor
On the heels of remarkable market strength in the first quarter, the second quarter witnessed the return of market volatility—largely propelled by incessant Fed watching as investors sought to discern Federal Reserve Chairman Ben Bernanke’s views on the economy and ultimately his ongoing effort to spur growth by suppressing interest rates. Herein lies a  unique conundrum—if the Fed deemed U.S. growth as sufficient to sustain a recovery (which would be good news), continued quantitative easing would be unnecessary (which many deem as bad news). As Barron’s recently noted, “Never have financial markets been so fixated and dependent on monetary policies…”1

Bernanke sought to assuage concerns by telegraphing the Fed’s intent to eventually “taper” the bond-buying with an eye toward ending the program when U.S. unemployment hits 6.5%. Although well-intentioned, his words were initially received with widespread concern—and the market sold off in reaction. While not surprising, the stocks most negatively impacted in our value portfolios were financial names deemed by others to be interest rate sensitive. As such, boutique investment bank Lazard Ltd (LAZ) fell -5.08%, mortgage servicer First American Financial Corp. (FAF) lost -13.35% and mutual fund company Janus Capital Group Inc. (JNS) gave back -8.76%. While we carefully considered the near-term market dynamics pressuring each name, our ongoing research ultimately reconfirmed our long-term investment thesis in all cases. With Lazard, we are able to look beyond the negatively-impacted emerging markets stocks held by the firm’s investment management business. We like the enduring economics of money management and treat this meaningful profit contributor as icing on the cake of the company’s  diversified investment banking operation. Rising mortgage rates drove down First American Financial’s stock price as Wall Street investors feared an end to the refinancing boom. Over the near-term, we anticipate downward earnings revisions as refinancings come to a halt rather quickly and new home sales take time to ramp up. But looking further out, we know title insurance policies on new home purchases are twice as profitable as refinancings which will drive earnings at First American. Not to mention, with the stock trading at just 10x consensus earnings, our bullishness is only magnified by the stock’s incredibly cheap valuation. Lastly, Janus—whose ongoing challenges have tested even our patience—represents the most contrarian name in our entire portfolio as measured by the large number of Wall Street analysts who have a sell rating on the stock. An undesirable trifecta of weak investment results, the negative impact from performance-based fees and net outflows largely isolated to three of its well-known mutual funds have created a perfect storm for this $162 billion asset manager. In our view, the bad news is more than priced in. By our calculation, performance fees have bottomed. Moreover, the company’s balance sheet continues to strengthen and outflows should stabilize once returns improve.

3

Extra, extra—read all about it
In contrast to our financial names, one of our best performers during the quarter was a name many challenged in the not-so-distant past. As many know, although our media names fall squarely within our circle of competence as evidenced by our deep expertise in the industry, they represented some of our poorest performing and most controversial holdings during the worst of the financial crisis. During that tough period, we re-examined every position with a fresh perspective that required us to consider each stock from a lens of having never owned it. In the case of Gannett Co., Inc. (GCI), despite its underperformance, we still saw tremendous value and, true to our contrarian leanings, doubled and tripled down on the holding as the price became more and more attractive—making the stock one of our largest positions. It is important to note, after taking some lumps, we eliminated other media names whose brands and franchises did not appear to be nearly as compelling over the long-term.

On June 13th, Gannett agreed to acquire Belo Corporation (BLC) and its 20 television stations that reach more than 14 percent of U.S. television households in a $2.2 billion transaction. The New York Times dubbed it, “…the biggest local television station sale in more than a decade.”2 The acquisition will nearly double Gannett’s broadcast properties (from 23 to 43) and create the fourth-largest owner of major network affiliates reaching nearly one-third of all U.S. television households. Gannett will have 21 stations in the top 25 markets and will become the second largest owner of network-affiliated television stations. While normally skeptical and wary of acquisitions, we immediately saw the value of this transaction and future possibilities for Gannett.

Investors also applauded the deal as evidenced by the fact that Gannett’s stock closed +34% higher on the day of the announcement while Belo shares increased +28%. The reason being, Belo will not only accelerate Gannett’s transformation into a diversified media company with higher profitability and returns—it will also give Gannett more leverage when negotiating the valuable retransmission fees local television stations receive from cable and satellite operators in exchange for the right to carry those stations on their systems. Size matters when seeking higher retransmission fees with cable and satellite distributors and also when bargaining with the broadcast networks for their cut of that revenue. Retransmission revenues create a dual revenue stream for Gannett, similar to cable networks, while reducing cyclicality from what has historically been an advertising-only business model. And whereas advertising can be hard to forecast, contractual agreements make retransmission revenues predictable and sticky. Moreover, we anticipate a meaningful increase in these revenues once broadcast network compensation becomes more aligned with their ratings.

arielinvestments.com	4	800.292.7435

Despite primetime viewership declines, television still remains the most effective mass advertising platform precisely because it reaches so many people at once. In fact, broadcast television’s significantly larger primetime ratings and greater household coverage give it a distinct advantage over cable. Even though the number of adults under 24 who regularly watch television has declined, adults 65 and older continue to watch. Bernstein Research estimates that adults 65 and over watch 8 hours of television a day, twice as much as adults aged 18-24.

While acknowledging the inherent structural issues in print media, we welcome Gannett’s multimedia diversification through strategic investments and acquisitions. In publishing, Gannett is succeeding in converting its customers from print to a digital platform with an all-access content subscription model that has been a significant driver of recent revenue stability. It is worth noting that the company’s digital platforms attract 54.6 million unique users each month. Meanwhile, broadcast trends remain encouraging. Strong local advertising—specifically from auto dealers, increasing political campaign expenditures and accelerating retransmission revenues—have propelled the company’s strong operating performance. Finally, CareerBuilder’s future looks promising (Gannett owns 52.9%) as labor markets improve and it continues to gain market share from competitors. Gannett CEO Gracia Martore has also proven to be a visionary leader, patient investor and strong capital allocator. To the latter point, she aggressively strengthened the balance sheet by substantially reducing debt before allocating capital to share buybacks, dividends and strategic acquisitions.

Even though we still like small town community newspapers—last week, Warren Buffett purchased his 30th community paper since November 2011—we think Gannett’s real value lies in its ongoing evolution. Given the stock’s recent performance, Wall Street seems to agree.

Portfolio Comings and Goings
During the quarter, we initiated one position and exited two positions in Ariel Fund. We added MTS Systems Corp. (MTSC), which specializes in physical testing equipment. It occupies a key, important niche for manufacturing firms that are doing more and more virtual testing. In our view, companies are unlikely to abandon real-world physical tests; that stance is a contrarian one in a world where many believe virtual testing will eventually completely take over. In addition to significant potential growth, it boasts good operating margins, a sturdy balance sheet, and remains a very trusted brand. We sold Life Technologies Corp. (LIFE) on the news that Thermo Fisher Scientific Inc. (TMO) had signed a definitive agreement to acquire it for $76 per share. We also liquidated the position in Zimmer Holdings, Inc. (ZMH) in order to pursue more compelling opportunities.

During the quarter, we did not purchase any new securities and exited two positions in Ariel Appreciation Fund. We eliminated Accenture plc (ACN) when it reached a full valuation based on similarly full expectations. We also sold Life Technologies Corp. (LIFE).

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

1  Barron’s, June 17, 2013, page 7.

2  The New York Times, June 14, 2013, page B1.

Ariel Fund Performance Summary	Inception: November 6, 1986

ABOUT THE FUND
The Fund pursues long-term capital appreciation by investing in small- to medium-sized companies.

AVERAGE ANNUAL TOTAL RETURNS as of June 30, 2013
	2nd Quarter	1 Year	3 Year	5 Year	10 Year	20 Year	Life of Fund
Investor Class	+1.69%	+30.68%	+19.09%	+10.65%	+7.48%	+10.28%	+11.22%
Institutional Class+	+1.79	+31.15	+19.30	+10.76	+7.54	+10.31	+11.24
Russell 2500TM Value Index	+1.54	+26.88	+18.92	+9.42	+10.16	+11.02	+11.40
Russell 2000® Value Index	+2.47	+24.77	+17.33	+8.59	+9.30	+10.32	+10.68
S&P 500® Index	+2.91	+20.60	+18.45	+7.01	+7.30	+8.66	+9.81
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
	Ariel Fund†	Russell 2500 Value Index	Russell 2000 Value Index	S&P 500 Index

Consumer discretionary	34.64	12.84	13.55	14.10

Financial services	31.98	33.71	37.64	17.96

Producer durables	12.51	13.75	12.68	10.63

Health care	10.17	6.21	4.84	12.56

Materials & processing	3.73	7.48	6.57	3.64

Technology	3.03	8.23	10.03	15.42

Energy	2.03	5.90	5.73	10.55

Consumer staples	1.91	2.37	2.40	9.12

Utilities	0.00	9.52	6.56	6.01

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio (as of 9/30/2012)
Investor Class	1.06%
Institutional Class (annualized)	0.68%

TOP TEN EQUITY HOLDINGS

1 Hospira, Inc.	4.0%	6	Lazard Ltd	3.5%
2 Gannett Co., Inc.	3.9%	7	Western Union Co.	3.5%
3 KKR & Co. L.P.	3.9%	8	Meredith Corp.	3.3%
4 Dun & Bradstreet Corp.	3.7%	9	Charles River Laboratories Intl Inc.	3.1%
5 Interpublic Group of Cos., Inc.	3.5%	10	Janus Capital Group Inc.	3.0%

+The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500TM Value Index measures the performance of small to mid-cap value companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

arielinvestments.com	6	800.292.7435

Ariel Appreciation Fund Performance Summary	Inception: December 1, 1989

ABOUT THE FUND
The Fund pursues long-term capital appreciation by investing in medium-sized companies.

AVERAGE ANNUAL TOTAL RETURNS as of June 30, 2013
	2nd Quarter	1 Year	3 Year	5 Year	10 Year	20 Year	Life of Fund
Investor Class	+4.35%	+32.57%	+20.21%	+11.84%	+8.53%	+10.97%	+10.89%
Institutional Class+	+4.41	+32.93	+20.36	+11.93	+8.58	+10.99	+10.91
Russell Midcap® Value Index	+1.65	+27.65	+19.53	+8.87	+10.92	+11.08	+11.48
Russell Midcap® Index	+2.21	+25.41	+19.53	+8.28	+10.65	+10.70	+11.16
S&P 500® Index	+2.91	+20.60	+18.45	+7.01	+7.30	+8.66	+8.98
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell
	Ariel	Midcap	Russell	S&P
	Appreciation	Value	Midcap	500
	Fund†	Index	Index	Index

Financial services	36.94	31.42	21.73	17.96

Consumer discretionary	33.91	10.33	18.00	14.10

Health care	15.32	7.50	9.74	12.56

Producer durables	11.21	11.47	13.27	10.63

Consumer staples	1.40	4.48	5.78	9.12

Energy	1.22	8.12	6.98	10.55

Technology	0.00	9.33	11.25	15.42

Materials & processing	0.00	5.79	6.53	3.64

Utilities	0.00	11.57	6.72	6.01

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio (as of 9/30/2012)
Investor Class	1.17%
Institutional Class (annualized)	0.99%

TOP TEN EQUITY HOLDINGS

1 Interpublic Group of Cos., Inc.	4.4%	6	St. Jude Medical, Inc.	3.5%
2 Lazard Ltd	4.3%	7	AFLAC Inc.	3.5%
3 Western Union Co.	4.0%	8	First American Financial Corp.	3.4%
4 Hospira, Inc.	3.8%	9	Towers Watson	3.3%
5 Northern Trust Corp.	3.5%	10	Thermo Fisher Scientific Inc.	3.3%

+ The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap® Value Index measures the performance of mid-cap value companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of mid-cap companies. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting arielinvestments.com.

Dear Fellow Shareholder: Ariel Focus Fund had a strong second quarter following good performance in the first quarter, returning +5.11% versus +3.20% for the Russell 1000 Value Index and +2.91% for the S&P 500 Index. Year-to-date, Ariel Focus Fund returned +19.80% compared to an increase of +15.90% for the Russell 1000 Value Index and a gain of +13.82% for the S&P 500 Index. Companies contributing the most to performance in the quarter included Microsoft Corp. (MSFT), Hospira, Inc. (HSP) and Western Union Co. (WU). International Business Machines Corp. (IBM), Walgreen Co. (WAG) and Stanley Black & Decker, Inc. (SWK) were key detractors.

In the market today we have one big unknown. The key question affecting the market over the next one to two years is: “How will U.S. stocks respond when interest rates increase?” Note that we did not say “if,” but “when.” At some point the Fed will stop purchasing $85 billion per month of fixed income securities. Therefore, bond prices will go down and interest rates will go up. The unknown is how equity markets will respond. As Warren Buffett noted at Berkshire Hathaway’s 2013 annual meeting, “we are in uncharted territory.” One of our favorite Buffett articles is his 2001 piece in Fortune where he argues that the previous 34 years of stock market performance were driven principally by interest rates. Rates increased for the 17 years ending in 1983, dragging down the stock market despite excellent earnings growth. Then interest rates declined for the 17 years through 2000, driving the market dramatically higher despite slower earnings growth. Buffett has recently described Federal Reserve Chairman Ben Bernanke’s announcement of an end to Fed bond purchases as “the shot heard round the world.”

While the question is clear to almost everyone, in our opinion, neither we nor anyone else knows how equity markets will react. We have never been here before. The U.S. has never had a sustained monetary policy of this size come to an end. So far the evidence is mixed, as are the opinions of people we respect. Recent talk of a tapering in Fed bond purchases caused triple-digit single-day declines in the Dow Jones Industrial Average. On the other hand, clarifying comments from the Fed pointing to continued bond buying caused a commensurate recovery in stocks.

Here is what we think we know. We are confident bond prices are going to decline. Stocks remain significantly more attractive than long-term bonds. We think stocks are reasonably priced, though not nearly as cheap as they were a year ago. We have been reducing our exposure to companies that will be hurt by rising rates, particularly the private equity firms KKR & Co. L.P. (KKR) and Blackstone Group L.P. (BX).

arielinvestments.com	8	800.292.7435

Turning now to stocks that helped and hurt performance, Microsoft began the quarter as our biggest position and was the top contributor to Ariel Focus Fund’s outperformance, increasing +21.59%. Microsoft has recently been a good illustration of a core value investing principle: if you can find companies with extremely low built-in expectations, a stock can appreciate on very little good news. A year ago, investors seemed convinced that the PC was going away (a victim of the tablet and smartphones); Windows and Internet Explorer would continue to lose share to Google’s Android and Chrome; and the Cloud would erode Microsoft’s enterprise software business. Today, the market sees that Microsoft Office works very well on tablets and smartphones (even those made by Apple). Oracle’s announcement of its partnership with Microsoft’s Cloud offering turned the Cloud from a threat to an opportunity, at least in some investors’ views. Even with Microsoft’s strong performance this year, at quarter-end it traded for just 11x forward earnings. And that figure does not account for the company’s $8 per share in net cash in the $34 stock price. As such, we still have a lot of confidence in Microsoft.

Hospira’s outperformance came from unexpected good news. The company has consistently highlighted its opportunity in biosimilars, essentially generic forms of biopharmaceuticals. We have shared the market’s skepticism toward biosimilars and have paid greater attention to safety issues at Hospira’s largest generic injectables facility. In June, however, Hospira received a positive opinion from the European Medicines Agency (EMA) Committee for Medicinal Products for Human Use (CHMP), recommending the European Commission (EC) approve of Hospira’s Inflectra for use on rheumatoid arthritis, inflammatory bowel disease and plaque psoriasis. Inflectra is the first therapy of its type to reach a positive opinion on this regulatory pathway. The market opportunity for Inflectra could be large on its own, but it was the confirmation of Hospira’s biosimilars expertise as well as the improving regulatory market for these drugs that sent Hospira’s stock up +16.69% in the quarter.

Western Union increased +14.62% during the quarter and is Ariel Focus Fund’s largest position as we go to press. In 2012, Western Union lost an important partner in the critical Mexico to U.S. corridor, and the company’s stock was punished, declining over 30% in one week and more than 25% on the year. We increased our weight based on our belief that the market had overreacted. So far our confidence has been rewarded as the stock has rallied from $11.93 after the Mexico announcement to more than $17 at the end of the second quarter. In the money transfer business, Western Union continues to have the largest market share and highest margins, plus we believe its business will continue to grow with the migration of populations toward jobs and opportunity.

We purchased IBM at the product’s launch in 2005 and have held it since. Warren Buffett confirmed our confidence in IBM when he began purchasing the stock in 2011. Despite the company’s long-term success, IBM ran into some headwinds in 2013 and significantly underperformed expectations in its quarterly earnings report. IBM management has earned a reputation for having good visibility of future earnings, not only for this year but also three to five years from now. But for the quarter, the company missed both revenue and earnings targets. More disturbing to the market was the broad nature of the miss, with weakness in multiple business lines. Recently a number of technology services companies have lowered guidance. Altogether, we remain very confident in the long-term outlook for IBM.

Walgreen Co. also announced a disappointing quarter, declining -6.78%. The company’s acquisition of Alliance Boots produced lower earnings synergies than expected. Still, Walgreens has enjoyed a nice recovery over the last 12 months after settling their dispute with Express Scripts. We believe Walgreens is part of the solution to the challenge of high health care costs. The company offers an extremely efficient pharmaceutical distribution system and its clinics are a very-low cost, convenient option for customers who need simple tests or advice. Therefore, we are maintaining our position.

Finally, Stanley Black & Decker lagged the market in the second quarter, decreasing -3.94%. Some of the company’s end markets showed signs of weakness in the quarter, particularly in Europe. The company does not want to be thought of as a housing products company given the cyclical nature of that industry, so the company is attempting to position itself as a diversified industrial. Unfortunately, the market has recently bid up the price of housing product stocks, and Stanley Black & Decker is not participating. We still believe many of Stanley Black & Decker’s products will see strong increases in demand as new home construction continues to grow in the U.S. We know from personal experience that buying a new home drives purchases of cordless drills, hammers and tape measures.

Looking forward, we continue to hold a cautious view. There is no precedent for the expected drop in bond prices. On the other hand, we are confident the U.S. economy is improving. The recovery in housing, autos and domestic energy production are gaining momentum, producing jobs that pay well. Financial companies, particularly banks and investment banks, will gladly come along for the ride. We are less confident in how the equity market will handle the increasing gravitational force of higher interest rates. Although it can be nerve-racking to sail in uncharted waters, we are intently focused on making sure we don’t run aground.

Portfolio Comings and Goings
During the quarter, we purchased one new security and exited two positions in Ariel Focus Fund. We added shares of DIRECTV (DTV), the leading satellite television provider in the U.S. Given its excellent brand and strong cash flows, we believe the valuation is quite low. Moreover, we think its rapid growth in Latin America is underappreciated. We eliminated Accenture plc (ACN) when it reached a full valuation based on similarly full expectations. We also sold Walt Disney Co. (DIS) in order to pursue more compelling opportunities.

We appreciate your consideration and the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Note: Investing in equity stocks is risky and subject to the volatility of the markets, and investments in foreign securities may underperform and may be more volatile than investments in U.S. securities. Bonds are fixed income securities in that at the time of the purchase of a bond, the amount of income and the timing of the payments are known. Risks of bonds include credit risk and interest rate risk, both of which may affect a bond’s investment value by resulting in lower bond prices or an eventual decrease in income.

arielinvestments.com	10	800.292.7435

Ariel Focus Fund Performance Summary	Inception: June 30, 2005

ABOUT THE FUND
The Fund pursues long-term capital appreciation.1

AVERAGE ANNUAL TOTAL RETURNS as of June 30, 2013
	2nd Quarter	1 Year	3 Year	5 Year	Life of Fund
Investor Class	+5.11%	+26.39%	+16.03%	+5.90%	+4.30%
Institutional Class +	+5.19	+26.76	+16.18	+5.98	+4.35
Russell 1000® Value Index	+3.20	+25.32	+18.51	+6.67	+5.48
S&P 500® Index	+2.91	+20.60	+18.45	+7.01	+6.03
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
	Ariel Focus Fund†	Russell 1000 Value Index	S&P 500 Index

Financial services	25.62	28.96	17.96

Producer durables	16.71	9.06	10.63

Consumer discretionary	16.45	8.96	14.10

Health care	13.08	11.75	12.56

Energy	12.49	15.19	10.55

Technology	10.54	6.55	15.42

Consumer staples	5.11	6.79	9.12

Materials & processing	0.00	3.43	3.64

Utilities	0.00	9.32	6.01

†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio (as of 9/30/2012)*	Investor Class	Institutional Class**
Net	1.25%	1.00%
Gross	1.58%	1.29%

TOP TEN EQUITY HOLDINGS

1	Western Union Co.	6.2%	6	Walgreen Co.	4.9%
2	Microsoft Corp.	6.0%	7	Lockheed Martin Corp.	4.9%
3	National Oilwell Varco	5.3%	8	Omnicom Group Inc.	4.5%
4	Stanley Black & Decker, Inc.	5.2%	9	Target Corp.	4.5%
5	Johnson & Johnson	5.0%	10	International Business	4.1%
				Machines Corp.

1As of 02/01/2013 Ariel Focus Fund has the ability to invest in common stocks of companies of any size.
+The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
*Ariel Investments, LLC, the Adviser, is contractually obligated to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2014.
**Annualized
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000® Value Index measures the performance of large-cap value companies with lower price-to-book ratios and lower expected growth values. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting arielinvestments.com.

Dear Fellow Shareholder: I am pleased to report on a very solid quarter for Ariel Discovery Fund. Our return of +2.87% provided outperformance of +0.40% percentage points over the Russell 2000 Value Index. Year-to-date, Ariel Discovery Fund has returned +16.79%, as compared to +14.39% for the Russell 2000 Value. And, while we are modestly below the benchmark since inception due to a tough launch, our two-year return of +13.36% is solidly ahead of the +10.89% of the Russell 2000 Value and the +12.77% of the S&P 500.

Ariel Discovery Fund Results Ended June 30, 2013
	2Q13	YTD	1 Year	2 Year	Since 01/31/11 Inception
Ariel Discovery Fund	+2.87%	+16.79%	+17.93%	+13.36%	+8.49%
Russell 2000 Value Index	+2.47%	+14.39%	+24.77%	+10.89%	+10.62%
S&P 500 Index	+2.91%	+13.82%	+20.60%	+12.77%	+12.10%

Top performers during the quarter were Pendrell Corp. (PCO), which gained +57.23%, ARC Document Solutions Inc. (ARC), up +34.23%, and AV Homes, Inc. (AVHI), which returned +33.01%. On the downside were Vical Inc. (VICL), losing -21.36%, Contango Oil & Gas Co. (MCF), down -15.81%, and ORBCOMM Inc. (ORBC), which fell by -13.82%. Importantly, we believe that each of these three represents great value at current prices, and they are among our largest holdings.

Year-to-date, our top performers were Pendrell Corp., which gained +105.51%, Erickson Air-Crane, Inc. (EAC), up +77.45% since our initial purchase, and Market Leader, Inc. (LEDR), which rose +63.36%. Market Leader, Inc., which was our best performer in 2012, recently announced an agreement to be acquired by Trulia, Inc. (TRLA). Multi-Fineline Electronix, Inc. (MFLX) has been our biggest loser year-to-date, falling -26.72%. Contango Oil & Gas Co. dropped -20.33%, and Rentech, Inc. (RTK) was down -20.15%.

arielinvestments.com	12	800.292.7435

Mergers and Acquisitions – Is the Long-Awaited Boom Imminent?
Since the market began its recovery in March of 2009, there has been increasing conjecture about whether merger activity would accelerate and approach pre-crisis levels. The market crash created many bargains for would-be acquirers, but CEOs and Directors were understandably more concerned about righting their own ships and surviving the crisis, as well as building and maintaining a liquidity cushion. With the market recovering, the economy returning to at least modest growth and corporate balance sheets as strong as at perhaps any time in history, many observers (ourselves included) have anticipated a surge in takeover activity. We believe there are a large number of attractive candidates in the world of small-cap and micro-cap stocks, with the majority of the stocks we own fitting that bill. So far this year, we have had one takeover, with Trulia’s deal to acquire Market Leader, but we anticipate many more are possible over the near to intermediate term.

Why has merger activity remained sluggish, and what is likely to accelerate the pace? Despite the extraordinary financial strength of corporate America – total cash is estimated to be nearly $2 trillion1 – M&A announcements in the first half of 2013 were down -6% versus a year ago.2 Valuations are not extended, as many of these small companies have significant excess cash resulting in very small enterprise values. Therefore, we believe the dearth of activity is due to continued risk aversion among CEOs and their board members. While many are actively looking for growth opportunities, they are afraid to overpay or to make a decision that might hurt their stock prices.

We have noticed and documented what we believe to be a significant change in the marketplace which could dramatically change attitudes of potential acquirers. Market observers are accustomed to seeing an acquired company’s stock rise sharply, but generally expect the acquirer’s stock to fall. In the second quarter of 2013, however, there were three small-cap or micro-cap deals where the acquiring company rose by +20% or more, led by the +34% gain of Gannett Co., Inc. (GCI) when it announced its agreement to acquire Belo Corp. (BLC) on June 13th. Using Bloomberg, we found 25 announced acquisitions of public companies by public companies, with deal valuations between $50 million and $2.5 billion. Of these, 52% of acquirers’ stocks gained on the first day of trading, by an average of +3.1%. A week later the average was still positive and 54% of acquirers were in the black.3

According to a recent Forbes article, companies with large and rising cash balances are popular targets for activists.4 While we favor large cash balances in our small and micro-cap holdings, larger companies find themselves under increasing pressure to put their cash to work. If their leaders sense using cash to buy smaller companies will be rewarded by the market, we believe the pace of deal making could rapidly accelerate.

Of course, our investment thesis is never based solely or even primarily on takeover potential. We are owners of businesses, with an investment horizon of three to five years or more. The “call option” of a likely buyout, however, adds to our enthusiasm about a large number of our positions, and therefore for the portfolio as a whole.

Portfolio Comings and Goings
There were two deletions during the quarter, as we sold out of Astro-Med, Inc. (ALOT) and American Electric Technologies, Inc. (AETI). Each was sold due to its small size, as we plan to focus on stocks with market capitalizations of at least $100 million going forward.

We added three attractive new names during the quarter, as follows:

Gulf Island Fabrication, Inc. (GIFI) – Based in Houma, Louisiana, Gulf Island builds infrastructure for the oil and gas markets; primarily platforms for offshore drilling and production. The company has a solid niche, good growth prospects and solid financials, yet trades right at its net asset value.

Tellabs, Inc. (TLAB) – A local Chicago company, Tellabs has struggled mightily in recent years. The company has struggled to launch new telecommunications equipment to compete with giants such as Alcatel-Lucent and Huawei. However, management has done an admirable job of cutting costs, allowing the company to operate at roughly break even in recent quarters. Trading well below tangible book value, barely above net cash and below our estimate of liquidation value, we see a deep value opportunity in the shares. The best outcome would likely be an acquisition of the company, as its products would be more valuable as part of a much larger supplier.

Emergent BioSolutions Inc. (EBS) – Based in Rockville, Maryland, Emergent is a specialty pharmaceutical company focused on two areas – biodefense and biosciences. The company has a five-year contract with the U.S. Government for BioThrax, which is the only approved Anthrax vaccine. The value of this contract alone is worth more than the company’s market capitalization, in our opinion. With an additional cash balance of over $100 million, product pipelines in biodefense and biosciences and a leadership team incentivized by 20% insider ownership, we are enthusiastic owners of this company.

We appreciate the opportunity to serve you and welcome your questions or comments. Feel free to contact us at email@arielinvestments.com.

1   Teach, Edward. “Too Much Cash?” CFO.com. CFO Magazine, 05 June 2013. Web. 02 July 2013.

2    Blostein, Alexander, and Rahul Nevatia. “Weekly Review: Issuance, Trading Activity Slow towards Quarter-end.” Capital Markets Monitor. Goldman Sachs, 01 July 2013. Web. 01 July 2013

3   Acquisitions of Public Companies by Public Companies. Rep. N.p.: Bloomberg, 2013. Web. 01 July 2013.

4   Schaefer, Steve. “Big Companies Are Throwing Off Cash Faster Than They Can Spend It.” Forbes. Forbes Magazine, 03 Apr. 2013. Web. 07 July 2013.

arielinvestments.com	14	800.292.7435

Ariel Discovery Fund Performance Summary	Inception: January 31, 2011

ABOUT THE FUND
The Fund pursues long-term capital appreciation and searches for a margin of safety1 by investing in small companies trading at significant discounts to their instrinsic values.

AVERAGE ANNUAL TOTAL RETURNS as of June 30, 2013
	2nd Quarter	1 Year	Life of Fund
Investor Class	+2.87%	+17.93%	+8.49%
Institutional Class+	+2.95	+18.28	+8.71
Russell 2000® Value Index	+2.47	+24.77	+10.62
S&P 500® Index	+2.91	+20.60	+12.10
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)

		Russell
	Ariel	2000	S&P
	Discovery	Value	500
	Fund†	Index	Index

Financial services	19.20	37.64	17.96

Consumer discretionary	17.68	13.55	14.10

Technology	14.33	10.03	15.42

Producer durables	13.23	12.68	10.63

Energy	11.93	5.73	10.55

Health care	9.75	4.84	12.56

Materials & processing	8.62	6.57	3.64

Utilities	5.26	6.56	6.01

Consumer staples	0.00	2.40	9.12

†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio (as of 9/30/2012)*	Investor Class	Institutional Class**
Net	1.50%	1.25%
Gross	5.18%	4.78%

TOP TEN EQUITY HOLDINGS

1	First American Financial Corp.	5.4%	6	PCTEL, Inc.	3.6%
2	Contango Oil & Gas Co.	5.1%	7	Cowen Group, Inc.	3.5%
3	Mitcham Industries, Inc.	4.0%	8	Rentech, Inc.	3.5%
4	International Speedway Corp.	3.8%	9	POZEN Inc.	3.5%
5	Vical Inc.	3.7%	10	Erickson Air-Crane, Inc.	3.4%

+The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
1Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.
*Ariel Investments, LLC, the Adviser, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.50% of net assets for the Investor Class and 1.25% for the Institutional Class through the end of the fiscal year ending September 30, 2014.
**Annualized
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Equity Fund and Ariel Global Equity Fund may be obtained by visiting arielinvestments.com.

Dear Fellow Shareholder: This quarter we are very pleased to be writing after a period of strong performance. For the quarter ending June 30, 2013, Ariel International Equity Fund gained +4.01%, outpacing the MSCI EAFE Index, which fell -0.73% and the Ariel Global Equity Fund rose +4.39%, topping the MSCI ACWI Index, which fell -0.23%. In addition, over the past 12 months Ariel International Equity Fund has gained +20.95% versus its MSCI EAFE benchmark’s +19.14% gain and the Ariel Global Equity Fund rose +24.22% versus the MSCI ACWI Index’s +17.21% gain. Furthermore, versus peers over this same period, the performance of both Ariel International Equity Fund and Ariel Global Equity Fund sit in the top 20% of their respective Morningstar and Lipper categories.1 The reason for this outperformance for the strategies comes down to one word: Japan.

We began to invest rather heavily in Japan last summer, and in our third quarter 2012 letter, we compared our rising interest in the country to our relative disinterest in Europe. At the time, we wrote: “we continue to find investment opportunities in parts of the world where risk and reward are in better balance. For example, in Japan the risks of a slowdown and currency headwinds are reflected in stock valuations.” Just a year ago, Japan was deeply out of favor and many were writing the economy off—again. Our investments in Japanese stocks are great examples of our independent thinking.

Some may have a misconception about our style of independent thinking—especially when it takes the form of a contrarian position. It is not a “bet.” We are not sitting around a roulette wheel thinking: “Everyone is betting on red, so let’s put a bunch of chips on black.” That is, just because the crowd is heading one way does not mean we will automatically go in the opposite direction. Rather, to us the type of opportunity presented in Japan was much more akin to counting cards in blackjack. We believe there are moments when the risk/reward profile of certain countries or sectors or themes tilt in your favor, but you still must find the right cards. That is, we took an overview and believed the shunning of Japan was wrongheaded and then found individual securities that presented especially attractive investment opportunities. Below is our case for why the deck was stacked in our favor.

1 Past performance does not guarantee future results. Morningstar, Inc. and Lipper, Inc. are nationally recognized organizations that report performance and calculate rankings for mutual funds. Rankings are for investor class shares and are based on total returns. Morningstar Rankings: Each fund is ranked relative to all funds in the same category. For the period ended June 30, 2013, the rankings of Ariel International Equity Fund for the one-year and since inception (12/30/11) periods were 52 out of 354 funds and 25 out of 364 funds, respectively, among foreign large value funds. For the period ended June 30, 2013, the ranking of Ariel Global Equity Fund for the one-year and since inception (12/30/11) periods was 127 out of 1,004 funds and 78 out of 1,062 funds, respectively, among world stock funds. Lipper Rankings: Each fund is ranked within a universe of funds with similar investment objectives. For the period ended June 30, 2013 the rankings of Ariel International Equity Fund for the one-year and since inception (12/30/11) periods were 45 out of 309 funds and 268 out of 301 funds, respectively, among international multi-cap growth funds. For the period ended June 30, 2013 the rankings of Ariel Global Equity Fund for the one-year and since inception (12/30/11) periods were 26 out of 244 funds and 180 out of 238 funds, respectively, among global multi-cap growth funds.

First and foremost, valuations were enticing. Despite the extended economic woes of Japan as well as the extended sideways stock market, Japanese stocks have for decades traded at a premium P/E to U.S. issues. That long-term pattern shifted last year when Japanese equities became cheaper than those in America. When we see such very long historical patterns break, that is a very simple sign signaling potential opportunity.

Simultaneously, the prospects for the Japanese economy were improving. For decades, deflation ravaged the economy. Eventually global markets threw in the towel on the country. And yet, when we examined Japan with fresh eyes, we saw the strong potential for positive change. Last year, Shinzo Abe became the fifth prime minister of Japan in five years. Many saw endless government turnover; we saw a government that at long last was committed to fighting deflation. Abe’s economic plan, generally referred to as Abenomics, actually aims beyond that goal to structurally reform the economy by reducing business roadblocks, creating incentives for business investment and opening up trade more widely. The government quickly stepped in to devalue the yen as a major monetary tool in the fight against deflation, and intriguingly the G7 did not condemn the move as often happens. Even economic competitors saw a stronger Japan as a positive for the globe.

Finally, although not widely realized, corporate governance has improved broadly and dramatically in Japan. Indeed, a significant part of the recent reforms comes from Prime Minister Abe. The so-called “third arrow” of Abenomics calls for significant shifts in corporate governance. Specifically, it attempts to shed the long-followed Japanese custom of interconnected boards and massive cross-ownership of equities among industries.

On their own, Japanese corporations have been making very significant progress toward truly rational and economically-motivated business practices. For nearly all of its corporate history, the typical Japanese company has put more emphasis on empire-building than profitability. That is, revenue growth, volume growth and economies of scale have been the most important corporate goals. Now Japanese firms are focusing on returns on invested capital and other measures of profitability as well as pricing power, which is critical in the competitive global landscape. In addition, having learned from the mistakes of the past, Japanese enterprises have bolstered their balance sheets to create truly sturdy financial bedrock. Finally, in keeping with global standards, they have more properly rewarded shareholders of late. Instead of spending excess cash flows on dubious businesses, corporate perks and the like, they have returned it to shareholders. Dividend payout ratios are on the rise, and share buybacks are now en vogue.

Taken altogether, we sensed opportunity. Japanese stocks were by some measures cheaper than ever. Moreover, this inflection point occurred just as an incredibly long national nightmare had a solid chance of finally ending, boosting raw economic power. That new financial force is finally being pushed through a far more efficient engine than ever before, ultimately boosting in aggregate the value of Japanese businesses. With all that in mind, we then went out and did our most important work: finding out-of-favor businesses with futures that were considerably brighter than the past. When such an opportunity occurs, it is more simple to measure the probable size of the inefficiency than it is to estimate how long it will persist. In this case, the gap between expectation and value narrowed very, very rapidly. Over the last 12 months Japanese stocks have gained +54.90% versus just +20.70% in the U.S., +24.05% in Germany, and -8.61% in once-hot China. Given we seized hold of the opportunity that presented itself, our shareholders have benefitted. Because some of our Japanese stocks quickly appreciated, we pared back on some holdings and liquidated certain positions. Presently we believe much of the inefficiency in the asset class has disappeared although some specific stocks remain good values. As such, we remain overweight Japan in our global strategies but are underweight the market in our international strategies.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Ariel International Equity Fund Performance Summary	Inception: December 30, 2011

ABOUT THE FUND
The Fund pursues long-term capital appreciation by investing primarily in companies outside the U.S. in developed international markets.

AVERAGE ANNUAL TOTAL RETURNS as of June 30, 2013
	2nd Quarter	1 Year	Life of Fund
Investor Class	+4.01%	+20.95%	+8.31%
Institutional Class	+3.95	+21.22	+8.54
MSCI EAFE® Index	–0.73	+19.14	+14.89
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS1 (%)

	Ariel International Equity Fund†	MSCI EAFE Index

Financials	19.62	25.02

Information technology	18.73	4.40

Consumer staples	16.47	11.80

Consumer discretionary	15.12	11.71

Health care	13.54	10.49

Telecommunication services	6.79	5.20

Industrials	4.24	12.65

Energy	3.22	6.96

Utilities	1.59	3.79

Materials	0.68	7.98

†	Represents percentage of total equity holdings in the portfolio.

COUNTRY WEIGHTINGS† (%)

U.K.	18.23

Japan	18.14

Switzerland	12.50

Germany	10.43

Netherlands	5.83

China	5.16

Canada	4.63

Ireland	3.85

U.S.	3.81

Italy	3.76

France	3.23

Finland	3.07

Sweden	2.58

Luxembourg	1.67

Czech Republic	0.96

Norway	0.55

Turkey	0.48

Singapore	0.34

Austria	0.30

Brazil	0.21

Hong Kong	0.19

Australia	0.08

TOP TEN HOLDINGS

1	Deutsche Boerse AG	5.0%
2	Roche Holding AG	4.9%
3	Koninklijke Ahold NV	4.5%
4	GlaxoSmithKline plc ADR	4.4%
5	Tesco plc	3.8%
6	Ryanair Holdings plc ADR	3.0%
7	Nintendo Co., Ltd	2.4%
8	Nestle SA	2.2%
9	Vanguard MSCI EAFE ETF	1.9%
10	Japan Tobacco Inc.	1.9%

Expense Ratio (as of 9/30/2012)*	Investor Class**	Institutional Class**
Net	1.40%	1.15%
Gross	17.00%	15.70%

1The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
*Ariel Investments, LLC, the Adviser, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel International Equity Fund’s total annual operating expenses to 1.40% of net assets for the Investor Class, and 1.15% of net assets for the Institutional Class, through the end of the fiscal year ending September 30, 2015.
**Annualized

arielinvestments.com	18	800.292.7435

Ariel Global Equity Fund Performance Summary	Inception: December 30, 2011

ABOUT THE FUND
The Fund pursues long-term capital appreciation by investing primarily in companies both within and outside the U.S., in countries with developed or emerging markets.

AVERAGE ANNUAL TOTAL RETURNS as of June 30, 2013
	2nd Quarter	1 Year	Life of Fund
Investor Class	+4.39%	+24.22%	+12.28%
Institutional Class	+4.53	+24.62	+12.60
MSCI AC World IndexSM	–0.23	+17.21	+15.56
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS1 (%)

	Ariel Global Equity Fund†	MSCI AC World Index

Information technology	25.41	12.00

Health care	21.51	10.23

Financials	15.23	21.58

Consumer discretionary	10.57	11.54

Consumer staples	10.24	10.49

Industrials	7.48	10.51

Telecommunication services	5.92	4.27

Energy	2.49	9.92

Utilities	0.73	3.41

Materials	0.42	6.04

†	Represents percentage of total equity holdings in the portfolio.

COUNTRY WEIGHTINGS† (%)

U.S.	39.77

Japan	10.80

Switzerland	9.06

U.K.	9.01

Germany	6.85

China	4.46

Netherlands	3.85

Ireland	3.19

Canada	2.49

Italy	2.25

Finland	1.95

France	1.65

Czech Republic	1.50

Turkey	0.76

Luxembourg	0.71

Brazil	0.62

Sweden	0.45

Norway	0.36

Singapore	0.27

TOP TEN HOLDINGS

1	Roche Holding AG	5.2%
2	Johnson & Johnson	4.4%
3	Deutsche Boerse AG	4.1%
4	Gilead Sciences, Inc.	3.9%
5	Microsoft Corp.	3.7%
6	Koninklijke Ahold NV	3.4%
7	Quest Diagnostics Inc.	2.8%
8	Ryanair Holdings plc ADR	2.8%
9	Tesco plc	2.7%
10	Harman Intl Industries Inc.	2.0%

Expense Ratio (as of 9/30/2012)*	Investor Class**	Institutional Class**
Net	1.40%	1.15%
Gross	12.33%	4.07%

1The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
*Ariel Investments, LLC, the Adviser, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Global Equity Fund’s total annual operating expenses to 1.40% of net assets for the Investor Class, and 1.15% of net assets for the Institutional Class, through the end of the fiscal year ending September 30, 2015.

**Annualized

19

Bio-Rad Laboratories dates back to 1952, when David and Alice Schwartz founded the company shortly after graduating from the University of California, Berkeley. This married couple launched the enterprise to develop and produce specialty chemicals used in different areas of health care. Bio-Rad has remained an expert in that field but has expanded well beyond the original mission to serve a huge number of research and production customers worldwide. As such, the company now has more than 7,000 employees and more than $2 billion in annual revenue. Today the company has two main segments, life science research and clinical diagnostics. The former specializes in instruments and laboratory tools used in fields from genomics to food safety; the latter creates and sells laboratory tests for viruses, blood-typing, genetic disorders, and the like.

Broad Portfolio, Deep Quality
Scientists working for pharmaceutical companies, universities, and other research organizations know and trust the Bio-Rad name. For more than sixty years, the company has created and produced high-quality products that meet this community’s necessarily high standards. Moreover, it does not rest on its laurels but wins industry awards for product innovations year after year. Its mission has been to provide such a vast array of topnotch products that scientists can count on Bio-Rad to fulfill a huge proportion of their needs. Although the company has grown organically at an impressive clip, it has also made small strategic acquisitions along the way to bulwark its expertise.

A Cloud on the Industry
Probably more than any other sector, the health care area’s short-term fortunes can rise and fall due to government action. Recently, as you know, sequestration took effect at the federal level—driving a domino effect at research institutions and universities. That is, with fewer federal dollars going toward research, these entities had to plan for smaller budgets and thus lowering expectations for companies like Bio-Rad. In addition, the Affordable Care Act includes a medical device tax, which crimps this company’s profitability for a few years. Ultimately, however, we think these issues will be smaller than feared.

Long-Term Planning
The market has also negatively reacted to the company’s own strategic multi-year plan. Bio-Rad has initiated what it calls the Enterprise Resource Planning (ERP) project, which ultimately will reduce inefficient inventory, lower facility costs, and slim-down administration expense long-term. Of course, such a significant effort drives expenses in the present—and encourages Wall-Streeters, who remain obsessed with the short-term, to sell shares.

Attractive Valuation
Bio-Rad has many qualities we greatly admire in a holding. Its management team looks far out into the future and has built a solid financial foundation. Its fantastic market share, high recurring revenues, and diverse customer base and product offerings are an ideal financial engine. Although profitability may slim down a bit the next few years and revenues may not rise much, we think scientific innovation and discovery will continue to grow at a healthy pace, boosting Bio-Rad’s fortunes. As of June 30, 2013, the company’s stock traded at $112.20, a 22% discount to our private market estimate of $144.

arielinvestments.com	20	800.292.7435

Based in Kirkland, WA, Pendrell Corporation (“PCO”) is a compelling special situation small-cap investment. Formed in 2000 by a consortium of investors led by Craig McCaw, PCO began its life as a next generation global mobile satellite company under the name ICO Global Communications. An adverse litigation ruling ultimately resulted in the dissolution of ICO and transformation of the business into its current form as a creator, acquirer and licensor of intellectual property.

Attractive Valuation
Initially attracted to the stock by its pristine, cash-rich balance sheet, along with a potentially valuable $2.4 billion net operating loss (NOL) carryforward and a near-complete lack of Wall Street coverage, we have since become big fans of PCO’s leadership team. Current Chairman McCaw, the Board of Directors, and major investor Bill Gates recognized the valuable asset base, and brought in a team led by CEO Ben Wolff who joined in 2009, and including VP of Licensing Mario Obeidat and CFO David Rinn, to execute on the transformation.

Licensing Business Model
PCO is involved in foundational intellectual property (“IP”) representing innovations that have the potential to fundamentally improve the economics, functionality and performance of goods and services in established global markets. PCO has amassed a high quality IP portfolio consisting of more than 1,600 U.S. and foreign issued patents. These patents relate to many relevant and fast-growing industries that include digital media, wireless technologies, memory and storage, and forestry, agriculture, textiles, and biofuels. PCO currently licenses its IP to some of the most innovative companies in the world, including Sony, Microsoft, and Panasonic, to name a few. Licensing business models are attractive because of their relatively predictable revenue streams and low cost structures.

Patent Acquisition
IP has become a key element to business strategy and success. Some companies have great ideas, but for various reasons, have difficulty in commercializing them. PCO fills this void by devoting R&D resources to most of its acquired IP portfolios, thereby enhancing their value, and creating licensing programs that are well-positioned, not only for the near-term, but also for the future. For example, Pendrell recently acquired some of Nokia’s digital memory and storage patents. Memory and storage are large fast growing markets that have been fueled by the rise of mobile and tablet devices. PCO intends on continuing Nokia’s 15-year R&D effort, hiring one of Nokia’s senior technologists in the process and focusing on current, as well as next generation technology. The company’s operating model directly contrasts with that of the often-criticized “patent trolls”, litigious IP-licensing companies that solely focus on enforcing existing IP with no intention of further developing those patents.

Innovation, Execution and Monetization
As mentioned above, one of PCO’s biggest assets is its leadership and employees. Key executives and directors maintain a track record of innovation, execution, and monetization. CEO Wolff, a former M&A/licensing attorney and co-founder/former CEO of Clearwire Corp., has considerable transaction experience in the technology and telecommunications spaces. Chairman of the Board and well-known businessman Craig McCaw founded McCaw Cellular Communications (eventually sold to AT&T) and co-founded Clearwire. Mario Obeidat, Vice President of Licensing, has negotiated some of the largest license deals in the telecommunications, software, and consumer electronic industries and was named as one of the Top 300 IP Strategists by IAM Magazine. CFO David Rinn has more than 20 years of professional experience, most recently at Ancestry.com and Microsoft. To support the business, management has compiled an impressive team of PhD’s, engineers, and lawyers who boast significant prior experience in communication and technology companies such as Qualcomm, Intel, and Xerox. Overall, we believe there is tremendous unrecognized value in PCO’s IP portfolio and are confident in the current leadership’s ability to help PCO unlock this value in the future.

21

Dating back to 1851 as the first transcontinental telegraph business, Western Union has evolved over the last 160 years into the global leader in money transfer and payment services. Today, this best-in-class brand is recognized around the world for trust, reliability and convenience. Additionally, the company’s network is unmatched, totaling over 500,000 locations in over 200 countries and providing tremendous scale advantages relative to the competition. Looking forward, there is no company better positioned to benefit from cross-border remittance growth driven by worldwide improvements in employment, migration and wealth. And yet, uncertainty over recent regulation and the emergence of digital money transfers has distracted investors from this long-term view.

One Step Back, Two Steps Forward in Mexico
As the global market share leader by a wide margin, Western Union carries the baton for setting the gold standard in the eyes of regulators. Last October, in an effort to aid regulators in policing money laundering across the Mexican border, the company ultimately closed 40% of its locations in the corridor. In the near term, this has resulted in share losses, price cuts and investor uncertainty. But over the long-term, the company has actually improved its competitive positioning in this key territory. Its new anti-money laundering controls have once-again raised the bar, turning the regulatory spotlight on its peers to match the ante. Its new pricing levels have increased the value proposition for its customers. And most importantly, recent agreements with major financial institutions in the region will soon add approximately 10,000 new locations, more than offsetting the losses and reestablishing the company’s network advantage.

A Digital Opportunity, Cloaked in Uncertainty
Given Western Union’s strength in pure cash-to-cash transfers, the growing demand for digital transfers has created uncertainty over the company’s ongoing competitive positioning. However, on a global, cross-border basis, the company is well-positioned to take advantage of this next wave of growth. What investors fail to appreciate is that its core customer demands a hybrid network of both digital and physical touch points, making its ubiquitous network of over 500,000 locations invaluable. Moreover, there are enormous barriers to entry when the game moves cross-border—the controls and know-how to manage varying regulatory standards across 16,000 global transfer areas is extremely difficult to replicate. Still in the early innings, the company’s digital business is seeing exciting growth, with transactions increasing over 60%, on track to meet its long-term goal of $500 million in revenues. Importantly, this is mostly incremental business, with approximately 80% of transactions driven by new consumers.

Transferring Cash to Shareholders
While investors sit on the sidelines, shareholders are being handsomely rewarded by management’s shareholder friendly capital allocation. Over the last year, Western Union generated an impressive $1.1 billion in free cash flow, equivalent to a free cash flow yield of over 11%. Of that haul, nearly all of it was returned to shareholders, with over $260 million returned as dividends and over $800 million deployed towards share repurchases. If investors have any doubt about Western Union’s ability to transfer cash, they need to look no further than its shareholders’ pockets.

A Long-Term View
At current levels, investors are taking an extremely myopic view on Mexico, while ignoring the obvious digital opportunity. By contrast, we view Western Union as a rare example of a wide moat business in a growing industry trading at an attractive price. As of June 30, 2013, shares traded at $17.11, a 22% discount to our private market value of $21.88.

arielinvestments.com	22	800.292.7435

Ariel Fund Statistical Summary	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar

Company	Ticker Symbol	Price 6/30/13	Low	High	2011 Actual Calendar	2012 Actual Calendar	2013 Estimated Calendar	2011 Actual P/E	2012 Actual P/E	2013 Estimated P/E	Market Cap. ($MM)
KKR & Co. L.P.	KKR	19.66	12.74	21.60	0.73	2.90	2.89	26.9	6.8	6.8	5,189
Gannett Co., Inc.	GCI	24.46	13.76	26.75	2.23	2.43	2.29	11.0	10.1	10.7	5,599
Interpublic Group of Cos., Inc.	IPG	14.55	9.04	14.99	0.77	0.87	1.04	18.9	16.7	14.0	6,233
Janus Capital Group Inc.	JNS	8.51	6.72	10.18	0.85	0.65	0.68	10.0	13.1	12.5	1,616
Charles River Laboratories Intl Inc.	CRL	41.03	32.00	46.90	2.56	2.75	2.88	16.0	14.9	14.2	2,012
Lazard Ltd	LAZ	32.15	23.52	38.36	1.31	1.20	1.70	24.5	26.8	18.9	4,122
Hospira, Inc.	HSP	38.31	28.62	38.70	3.06	2.01	2.29	12.5	19.1	16.7	6,340
International Speedway Corp.	ISCA	31.47	24.22	35.75	1.54	1.42	1.51	20.4	22.2	20.8	831
Jones Lang LaSalle Inc.	JLL	91.14	61.39	101.46	4.99	5.61	6.42	18.3	16.2	14.2	4,019
Dun & Bradstreet Corp.	DNB	97.45	68.13	101.47	5.58	6.67	7.27	17.5	14.6	13.4	3,893
CBRE Group, Inc.	CBG	23.36	14.97	25.69	1.12	1.38	1.60	20.9	16.9	14.6	7,737
First American Financial Corp.	FAF	22.04	16.40	27.40	0.86	2.51	2.06	25.6	8.8	10.7	2,384
Mohawk Industries, Inc.	MHK	112.49	64.22	120.70	3.79	4.48	6.04	29.7	25.1	18.6	8,154
Bristow Group Inc.	BRS	65.32	40.37	69.05	3.60	1.73	3.78	18.1	37.8	17.3	2,372
Newell Rubbermaid Inc.	NWL	26.25	16.67	28.47	1.59	1.70	1.83	16.5	15.4	14.3	7,573
Fair Isaac Corp.	FICO	45.83	38.99	50.93	2.17	2.68	3.01	21.1	17.1	15.2	1,644
Anixter Intl Inc.	AXE	75.81	47.98	78.22	5.94	5.32	6.68	12.8	14.3	11.3	2,464
International Game Technology	IGT	16.71	10.92	18.81	1.12	1.14	1.44	14.9	14.7	11.6	4,351
Meredith Corp.	MDP	47.70	29.27	48.37	2.85	2.87	3.04	16.7	16.6	15.7	1,724
Western Union Co.	WU	17.11	11.93	19.14	1.65	1.85	1.51	10.4	9.2	11.3	9,532
Snap-on Inc.	SNA	89.38	58.85	93.26	4.71	5.13	5.70	19.0	17.4	15.7	5,208
Bio-Rad Laboratories, Inc.	BIO	112.20	91.52	127.17	7.25	7.05	6.60	15.5	15.9	17.0	2,630
Contango Oil & Gas Co.	MCF	33.75	33.50	61.16	4.41	3.79	2.43	7.7	8.9	13.9	513
Simpson Manufacturing Co., Inc.	SSD	29.42	23.22	34.33	1.12	1.01	1.20	26.3	29.1	24.5	1,429
Washington Post Co.	WPO	483.77	327.00	494.07	17.68	25.02	19.25	27.4	19.3	25.1	3,000
Royal Caribbean Cruises Ltd.	RCL	33.34	22.45	38.62	2.80	1.84	2.47	11.9	18.1	13.5	7,315
Brady Corp.	BRC	30.73	24.72	36.45	2.54	2.38	2.42	12.1	12.9	12.7	1,479
Madison Square Garden Co.	MSG	59.25	34.36	63.44	1.35	1.64	2.07	43.9	36.1	28.6	3,748
City National Corp.	CYN	63.37	46.83	64.09	3.21	3.95	3.90	19.7	16.0	16.2	3,431
DeVry Inc.	DV	31.02	18.15	34.51	3.94	2.95	2.35	7.9	10.5	13.2	1,951
IDEX Corp.	IEX	53.81	34.06	57.38	2.76	2.89	3.29	19.5	18.6	16.4	4,425
Interface, Inc.	TILE	16.97	11.62	19.96	0.67	0.62	0.85	25.3	27.4	20.0	1,123
Sotheby’s	BID	37.91	27.43	40.49	2.40	1.76	2.10	15.8	21.5	18.1	2,589
Littelfuse, Inc.	LFUS	74.61	47.75	76.26	4.21	4.11	4.38	17.7	18.2	17.0	1,649
Symmetry Medical Inc.	SMA	8.42	7.44	12.83	0.36	0.57	0.45	23.4	14.8	18.7	314
J.M. Smucker Co.	SJM	103.15	74.12	105.18	5.21	5.78	6.31	19.8	17.8	16.3	10,932
Nordstrom, Inc.	JWN	59.94	48.39	61.81	3.18	3.61	3.86	18.8	16.6	15.5	11,728
McCormick & Co., Inc.	MKC	70.36	59.00	75.26	2.80	3.06	3.19	25.1	23.0	22.1	8,421
MTS Systems Corp.	MTSC	56.60	37.50	62.91	3.42	3.73	3.87	16.5	15.2	14.6	895

Note: Holdings are as of June 30, 2013. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2013. P/E ratios are based on earnings stated and June 30, 2013 stock price.

Ariel Appreciation Fund Statistical Summary	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar

Company	Ticker Symbol	Price 6/30/13	Low	High	2011 Actual Calendar	2012 Actual Calendar	2013 Estimated Calendar	2011 Actual P/E	2012 Actual P/E	2013 Estimated P/E	Market Cap. ($MM)
Interpublic Group of Cos., Inc.	IPG	14.55	9.04	14.99	0.77	0.87	1.04	18.9	16.7	14.0	6,233
Lazard Ltd	LAZ	32.15	23.52	38.36	1.31	1.20	1.70	24.5	26.8	18.9	4,122
Thermo Fisher Scientific Inc.	TMO	84.63	49.63	89.50	4.16	4.93	5.36	20.3	17.2	15.8	30,478
Northern Trust Corp.	NTRS	57.90	43.69	59.33	2.50	2.81	3.20	23.2	20.6	18.1	13,852
AFLAC Inc.	AFL	58.12	40.97	58.75	6.27	6.60	6.14	9.3	8.8	9.5	27,097
Viacom, Inc.	VIAB	68.05	44.85	70.91	3.98	4.42	4.96	17.1	15.4	13.7	29,509
St. Jude Medical, Inc.	STJ	45.63	30.25	47.45	3.49	3.65	3.91	13.1	12.5	11.7	12,930
First American Financial Corp.	FAF	22.04	16.40	27.40	0.86	2.51	2.06	25.6	8.8	10.7	2,384
Blackstone Group L.P.	BX	21.06	12.50	23.80	1.38	1.77	2.26	15.3	11.9	9.3	9,612
International Game Technology	IGT	16.71	10.92	18.81	1.12	1.14	1.44	14.9	14.7	11.6	4,351
Towers Watson	TW	81.94	49.74	82.87	4.36	5.26	5.60	18.8	15.6	14.6	5,342
Jones Lang LaSalle Inc.	JLL	91.14	61.39	101.46	4.99	5.61	6.42	18.3	16.2	14.2	4,019
Hospira, Inc.	HSP	38.31	28.62	38.70	3.06	2.01	2.29	12.5	19.1	16.7	6,340
CBS Corp.	CBS	48.87	29.85	52.46	2.05	2.65	3.06	23.8	18.4	16.0	27,958
Franklin Resources, Inc.	BEN	136.02	105.98	169.62	8.74	9.29	10.53	15.6	14.6	12.9	28,919
Zimmer Holdings, Inc.	ZMH	74.94	57.46	81.92	5.14	5.67	6.12	14.6	13.2	12.2	12,617
KKR & Co. L.P.	KKR	19.66	12.74	21.60	0.73	2.90	2.89	26.9	6.8	6.8	5,189
Western Union Co.	WU	17.11	11.93	19.14	1.65	1.85	1.51	10.4	9.2	11.3	9,532
Janus Capital Group Inc.	JNS	8.51	6.72	10.18	0.85	0.65	0.68	10.0	13.1	12.5	1,616
International Speedway Corp.	ISCA	31.47	24.22	35.75	1.54	1.42	1.51	20.4	22.2	20.8	831
City National Corp.	CYN	63.37	46.83	64.09	3.21	3.95	3.90	19.7	16.0	16.2	3,431
Illinois Tool Works Inc.	ITW	69.17	49.07	71.74	4.11	4.36	4.78	16.8	15.9	14.5	31,156
Stanley Black & Decker, Inc.	SWK	77.30	58.59	83.26	4.22	5.38	6.51	18.3	14.4	11.9	12,516
Snap-on Inc.	SNA	89.38	58.85	93.26	4.71	5.13	5.70	19.0	17.4	15.7	5,208
Gannett Co., Inc.	GCI	24.46	13.76	26.75	2.23	2.43	2.29	11.0	10.1	10.7	5,599
Madison Square Garden Co.	MSG	59.25	34.36	63.44	1.35	1.64	2.07	43.9	36.1	28.6	3,748
Bio-Rad Laboratories, Inc.	BIO	112.20	91.52	127.17	7.25	7.05	6.60	15.5	15.9	17.0	2,630
Omnicom Group Inc.	OMC	62.87	45.11	64.29	3.49	3.76	4.19	18.0	16.7	15.0	16,257
Newell Rubbermaid Inc.	NWL	26.25	16.67	28.47	1.59	1.70	1.83	16.5	15.4	14.3	7,573
Contango Oil & Gas Co.	MCF	33.75	33.50	61.16	4.41	3.79	2.43	7.7	8.9	13.9	513
DeVry Inc.	DV	31.02	18.15	34.51	3.94	2.95	2.35	7.9	10.5	13.2	1,951
Sotheby’s	BID	37.91	27.43	40.49	2.40	1.76	2.10	15.8	21.5	18.1	2,589
J.M. Smucker Co.	SJM	103.15	74.12	105.18	5.21	5.78	6.31	19.8	17.8	16.3	10,932
Coach, Inc.	COH	57.09	45.87	63.24	2.92	3.53	3.93	19.6	16.2	14.5	16,042
T. Rowe Price Group, Inc.	TROW	73.15	58.52	80.13	2.92	3.36	3.85	25.1	21.8	19.0	18,984
CBRE Group, Inc.	CBG	23.36	14.97	25.69	1.12	1.38	1.60	20.9	16.9	14.6	7,737
Nordstrom, Inc.	JWN	59.94	48.39	61.81	3.18	3.61	3.86	18.8	16.6	15.5	11,728
Tiffany & Co.	TIF	72.84	50.52	81.25	3.40	3.60	3.52	21.4	20.2	20.7	9,293
Apollo Group, Inc.	APOL	17.72	15.98	38.34	4.48	3.33	2.50	4.0	5.3	7.1	1,991
Carnival Corp.	CCL	34.29	31.65	39.95	2.36	1.91	1.66	14.5	18.0	20.7	20,300

Note: Holdings are as of June 30, 2013. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2013. P/E ratios are based on earnings stated and June 30, 2013 stock price.

arielinvestments.com	24	800.292.7435

Ariel Focus Fund Statistical Summary	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar

Company	Ticker Symbol	Price 6/30/13	Low	High	2011 Actual Calendar	2012 Actual Calendar	2013 Estimated Calendar	2011 Actual P/E	2012 Actual P/E	2013 Estimated P/E	Market Cap. ($MM)
Microsoft Corp.	MSFT	34.53	26.26	35.78	2.73	2.78	2.95	12.7	12.4	11.7	288,489
Walgreen Co.	WAG	44.20	29.22	51.25	2.80	2.72	3.54	15.8	16.3	12.5	41,769
Johnson & Johnson	JNJ	85.86	66.85	89.99	4.32	5.31	5.63	19.9	16.2	15.3	241,171
Western Union Co.	WU	17.11	11.93	19.14	1.65	1.85	1.51	10.4	9.2	11.3	9,532
Target Corp.	TGT	68.86	56.70	72.77	4.24	4.37	4.95	16.2	15.8	13.9	44,188
Lockheed Martin Corp.	LMT	108.46	85.65	109.26	10.00	10.06	9.34	10.8	10.8	11.6	34,910
Omnicom Group Inc.	OMC	62.87	45.11	64.29	3.49	3.76	4.19	18.0	16.7	15.0	16,257
National Oilwell Varco	NOV	68.90	63.08	89.95	4.70	5.83	5.58	14.7	11.8	12.3	29,440
Exxon Mobil Corp.	XOM	90.35	82.83	93.67	8.42	8.10	7.96	10.7	11.2	11.4	401,730
JPMorgan Chase & Co.	JPM	52.79	33.10	55.90	4.48	5.20	5.80	11.8	10.2	9.1	199,529
Goldman, Sachs & Co.	GS	151.25	91.15	168.20	4.51	14.13	14.50	33.5	10.7	10.4	69,693
Morgan Stanley	MS	24.43	12.29	27.17	1.26	1.59	2.05	19.4	15.4	11.9	47,886
KKR & Co. L.P.	KKR	19.66	12.74	21.60	0.73	2.90	2.89	26.9	6.8	6.8	5,189
International Business Machines Corp.	IBM	191.11	181.85	215.90	13.45	15.25	16.67	14.2	12.5	11.5	211,902
Zimmer Holdings, Inc.	ZMH	74.94	57.46	81.92	5.14	5.67	6.12	14.6	13.2	12.2	12,617
Snap-on Inc.	SNA	89.38	58.85	93.26	4.71	5.13	5.70	19.0	17.4	15.7	5,208
Chesapeake Energy Corp.	CHK	20.38	16.23	22.97	2.80	0.42	1.49	7.3	48.5	13.7	13,582
Blackstone Group L.P.	BX	21.06	12.50	23.80	1.38	1.77	2.26	15.3	11.9	9.3	9,612
Stanley Black & Decker, Inc.	SWK	77.30	58.59	83.26	4.22	5.38	6.51	18.3	14.4	11.9	12,516
Northern Trust Corp.	NTRS	57.90	43.69	59.33	2.50	2.81	3.20	23.2	20.6	18.1	13,852
Hospira, Inc.	HSP	38.31	28.62	38.70	3.06	2.01	2.29	12.5	19.1	16.7	6,340
Illinois Tool Works Inc.	ITW	69.17	49.07	71.74	4.11	4.36	4.78	16.8	15.9	14.5	31,156
Bank of New York Mellon Corp.	BK	28.05	20.13	30.85	2.34	2.03	2.25	12.0	13.8	12.5	32,556
DeVry Inc.	DV	31.02	18.15	34.51	3.94	2.95	2.35	7.9	10.5	13.2	1,951
Baxter Intl Inc.	BAX	69.27	52.09	73.95	4.41	4.53	4.93	15.7	15.3	14.1	37,640
DIRECTV	DTV	61.62	46.59	65.81	3.47	4.58	4.98	17.8	13.5	12.4	35,193
Apollo Group, Inc.	APOL	17.72	15.98	38.34	4.48	3.33	2.50	4.0	5.3	7.1	1,991

Note: Holdings are as of June 30, 2013. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2013. P/E ratios are based on earnings stated and June 30, 2013 stock price.

Ariel Fund Schedule of Investments	June 30, 2013 (unaudited)

Number of Shares	Common Stocks—99.01%	Value

	Consumer discretionary & services—34.30%
3,152,001	Gannett Co., Inc.	$77,097,944
4,812,961	Interpublic Group of Cos., Inc.	70,028,583
1,379,113	Meredith Corp.	65,783,690
1,893,401	International Speedway Corp., Class A	59,585,329
3,300,763	International Game Technology	55,155,750
2,067,809	Newell Rubbermaid Inc.	54,279,986
481,976	Mohawk Industries, Inc.(a)	54,217,480
1,534,580	Royal Caribbean Cruises Ltd.	51,162,897
99,778	Washington Post Co., Class B	48,269,603
1,543,090	DeVry Inc.	47,866,652
1,135,850	Sotheby’s	43,060,074
576,644	Madison Square Garden Co., Class A(a)	34,166,157
293,638	Nordstrom, Inc.	17,600,662
		678,274,807
	Consumer staples—1.89%
215,785	J.M. Smucker Co.	22,258,223
214,095	McCormick & Co., Inc.	15,063,724
		37,321,947
	Energy—2.01%
1,180,203	Contango Oil & Gas Co.(b)	39,831,851
	Financial services—31.66%
3,878,204	KKR & Co. L.P.	76,245,491
739,893	Dun & Bradstreet Corp.	72,102,573
2,139,708	Lazard Ltd, Class A	68,791,612
4,012,400	Western Union Co.	68,652,164
7,074,366	Janus Capital Group Inc.	60,202,855
1,269,128	Fair Isaac Corp.	58,164,136
2,474,398	CBRE Group, Inc., Class A(a)	57,801,937
621,314	Jones Lang LaSalle Inc.	56,626,558
2,533,263	First American Financial Corp.	55,833,117
816,770	City National Corp.	51,758,715
		626,179,158
	Health care—10.07%
2,071,511	Hospira, Inc.(a)	79,359,586
1,479,001	Charles River Laboratories Intl Inc.(a)	60,683,411
363,306	Bio-Rad Laboratories, Inc., Class A(a)	40,762,933
2,180,672	Symmetry Medical Inc.(a) (b)	18,361,258
		199,167,188
	Materials & processing—3.70%
1,469,627	Simpson Manufacturing Co., Inc.	43,236,426
1,758,506	Interface, Inc.	29,841,847
		73,078,273
	Producer durables—12.38%
893,526	Bristow Group Inc.	58,365,118
605,913	Snap-on Inc.	54,156,504
1,414,639	Brady Corp., Class A	43,471,857
644,741	IDEX Corp.	34,693,513
457,966	Littelfuse, Inc.	34,168,843
353,400	MTS Systems Corp.	20,002,440
		244,858,275
	Technology—3.00%
783,013	Anixter Intl Inc.(a)	59,360,216
	Total common stocks (Cost $1,241,889,902)	1,958,071,715

Principal Amount	Repurchase Agreement—1.13%	Value

$22,261,382	Fixed Income Clearing Corporation, 0.01%, dated 06/28/2013, due 07/01/2013, repurchase price $22,261,401, (collateralized by Freddie Mac, 1.650%, due 11/15/2019) (Cost $22,261,382)	$22,261,382
	Total Investments (Cost $1,264,151,284)—100.14%	1,980,333,097
	Liabilities less Other Assets—(0.14)%	(2,695,848)
	Net Assets—100.00%	$1,977,637,249

(a)Non-income producing.
(b)Affiliated company (See Note Three).
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

arielinvestments.com	26	800.292.7435

Ariel Appreciation Fund Schedule of Investments	June 30, 2013 (unaudited)

Number of Shares	Common Stocks—96.52%	Value

	Consumer discretionary & services—32.73%
5,083,230	Interpublic Group of Cos., Inc.	$73,960,997
801,800	Viacom, Inc., Class B	54,562,490
2,899,890	International Game Technology	48,457,162
956,900	CBS Corp., Class B	46,763,703
671,900	Coach, Inc.	38,358,771
1,208,956	International Speedway Corp., Class A	38,045,845
934,400	Sotheby’s	35,423,104
1,428,300	Gannett Co., Inc.	34,936,218
448,700	Omnicom Group Inc.	28,209,769
988,700	Newell Rubbermaid Inc.	25,953,375
413,000	Madison Square Garden, Co., Class A(a)	24,470,250
402,700	Nordstrom, Inc.	24,137,838
739,435	DeVry Inc.	22,937,274
1,126,000	Apollo Group, Inc., Class A(a)	19,952,720
554,150	Carnival Corp.	19,001,803
186,700	Tiffany & Co.	13,599,228
		548,770,547
	Consumer staples—1.35%
219,475	J.M. Smucker Co.	22,638,846

	Energy—1.18%
586,482	Contango Oil & Gas Co.	19,793,767
	Financial services—35.65%
2,227,420	Lazard Ltd, Class A	71,611,553
3,879,200	Western Union Co.	66,373,112
1,025,500	Northern Trust Corp.	59,376,450
1,007,000	AFLAC Inc.	58,526,840
2,605,100	First American Financial Corp.	57,416,404
797,300	City National Corp.	50,524,901
458,500	Jones Lang LaSalle Inc.	41,787,690
2,091,555	KKR & Co. L.P.	41,119,971
1,915,500	Blackstone Group L.P.	40,340,430
295,400	Franklin Resources, Inc.	40,180,308
4,362,775	Janus Capital Group Inc.	37,127,215
243,300	T. Rowe Price Group, Inc.	17,797,395
669,050	CBRE Group, Inc.(a)	15,629,008
		597,811,277
	Health care—14.79%
1,675,200	Hospira, Inc.(a)	64,176,912
1,300,700	St. Jude Medical, Inc.	59,350,941
648,054	Thermo Fisher Scientific Inc.	54,844,810
593,900	Zimmer Holdings, Inc.	44,506,866
223,625	Bio-Rad Laboratories, Inc., Class A(a)	25,090,725
		247,970,254
	Producer durables—10.82%
684,200	Towers Watson, Class A	56,063,348
715,850	Illinois Tool Works Inc.	49,515,345
527,399	Stanley Black & Decker, Inc.	40,767,943
392,100	Snap-on Inc.	35,045,898
		181,392,534
	Total common stocks (Cost $1,021,293,792)	1,618,377,225

Principal Amount	Repurchase Agreement—3.25%	Value

$54,528,587	Fixed Income Clearing Corporation, 0.01%, dated 06/28/2013, due 07/01/2013, repurchase price $54,528,633, (collateralized by Freddie Mac, 1.650%, due 11/15/2019) (Cost $54,528,587)	$54,528,587
	Total Investments (Cost $1,075,822,379)—99.77%	1,672,905,812
	Other Assets less Liabilities—0.23%	3,807,645
	Net Assets—100.00%	$1,676,713,457

(a)Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

Ariel Focus Fund Schedule of Investments	June 30, 2013 (unaudited)

Number of Shares	Common Stocks—95.68%	Value

	Consumer discretionary & services—15.74%
35,700	Omnicom Group Inc.	$2,244,459
32,400	Target Corp.	2,231,064
88,800	Apollo Group, Inc., Class A(a)	1,573,536
29,700	DeVry Inc.	921,294
14,500	DIRECTV(a)	893,490
		7,863,843
	Consumer staples—4.89%
55,300	Walgreen Co.	2,444,260

	Energy—11.95%
38,400	National Oilwell Varco	2,645,760
20,500	Exxon Mobil Corp.	1,852,175
72,200	Chesapeake Energy Corp.	1,471,436
		5,969,371

	Financial services—24.51%
181,000	Western Union Co.	3,096,910
72,650	Morgan Stanley	1,774,840
11,200	Goldman Sachs & Co.	1,694,000
29,000	JPMorgan Chase & Co.	1,530,910
66,200	Blackstone Group L.P.	1,394,172
37,500	Bank of New York Mellon Corp.	1,051,875
16,000	Northern Trust Corp.	926,400
39,600	KKR & Co. L.P.	778,536
		12,247,643
	Health care—12.52%
29,400	Johnson & Johnson	2,524,284
38,800	Hospira, Inc.(a)	1,486,428
16,400	Baxter Intl Inc.	1,136,028
14,800	Zimmer Holdings, Inc.	1,109,112
		6,255,852
	Producer durables—15.99%
33,500	Stanley Black & Decker, Inc.	2,589,550
22,400	Lockheed Martin Corp.	2,429,504
18,900	Snap-on Inc.	1,689,282
18,500	Illinois Tool Works Inc.	1,279,645
		7,987,981
	Technology—10.08%
86,700	Microsoft Corp.	2,993,751
10,700	International Business Machines Corp.	2,044,877
		5,038,628
	Total common stocks (Cost $38,314,615)	47,807,578

Principal Amount	Repurchase Agreement—4.73%	Value

$2,362,015	Fixed Income Clearing Corporation, 0.01%, dated 06/28/2013, due 07/01/2013, repurchase price $2,362,017, (collateralized by U.S. Treasury Note, 0.625%, due 08/31/2017) (Cost $2,362,015)	$2,362,015
	Total Investments (Cost $40,676,630)—100.41%	50,169,593
	Liabilities less Other Assets—(0.41)%	(205,674)
	Net Assets—100.00%	$49,963,919

(a)Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

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Ariel Discovery Fund Schedule of Investments	June 30, 2013 (unaudited)

Number of Shares	Common Stocks—93.17%	Value

	Consumer discretionary & services—16.47%
25,700	International Speedway Corp., Class A	$808,779
40,800	Rosetta Stone Inc.(a)	601,392
48,700	XO Group Inc.(a)	545,440
103,800	Gaiam, Inc., Class A(a)	462,948
32,395	JAKKS Pacific, Inc.	364,444
6,100	Madison Square Garden Co., Class A(a)	361,425
50,000	Callaway Golf Co.(a)	329,000
		3,473,428
	Energy—11.11%
32,025	Contango Oil & Gas Co.	1,080,844
50,600	Mitcham Industries, Inc.(a)	849,068
21,600	Gulf Island Fabrication, Inc.	413,640
		2,343,552
	Financial services—17.88%
51,900	First American Financial Corp.	1,143,876
258,100	Cowen Group, Inc., Class A(a)	748,490
67,086	Market Leader, Inc.(a)	717,820
25,000	MB Financial, Inc.	670,000
27,700	AV Homes, Inc.(a)	491,121
		3,771,307
	Health care—9.09%
252,000	Vical Inc.(a)	788,760
145,900	POZEN Inc.(a)	730,959
27,500	Emergent BioSolutions Inc.(a)	396,550
		1,916,269
	Materials & processing—8.03%
356,194	Rentech, Inc.	748,007
12,100	Simpson Manufacturing Co., Inc.	355,982
25,199	Landec Corp.(a)	332,879
103,283	Orion Energy Systems, Inc.(a)	256,142
		1,693,010
	Producer durables—12.33%
38,597	Erickson Air-Crane, Inc.(a)	726,010
12,300	Team, Inc.(a)	465,555
14,300	Brink’s Co.	364,793
57,600	Spartan Motors Inc.	352,512
47,100	Furmanite Corp.(a)	315,099
3,650	Littelfuse, Inc.	272,326
24,366	Ballantyne Strong, Inc.(a)	102,824
		2,599,119
	Technology—13.35%
90,680	PCTEL, Inc.	768,966
134,000	Imation Corp.(a)	566,820
22,200	Multi-Fineline Electronix, Inc.(a)	328,782
78,900	ARC Document Solutions Inc.(a)	315,600
61,500	Sigma Designs, Inc.(a)	310,575
12,800	Tessera Technologies, Inc.	266,240
130,318	Tellabs, Inc.(a)	258,030
		2,815,013
	Utilities—4.91%
133,463	ORBCOMM Inc.(a)	599,249
166,300	Pendrell Corp.(a)	435,706
		1,034,955
	Total common stocks (Cost $17,335,024)	19,646,653

Principal Amount	Repurchase Agreement—4.86%	Value

$1,025,056	Fixed Income Clearing Corporation, 0.01%, dated 06/28/2013, due 07/01/2013, repurchase price $1,025,057, (collateralized by Freddie Mac, 1.250%, due 08/01/2019) (Cost $1,025,056)	$1,025,056
	Total Investments (Cost $18,360,080)—98.03%	20,671,709
	Cash, Other Assets less Liabilities—1.97%	415,039
	Net Assets—100.00%	$21,086,748

(a)Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

Ariel International Equity Fund Schedule of Investments	June 30, 2013 (unaudited)

Number of Shares	Common Stocks—77.37%	Value

	Australia—0.06%
788	Telstra Corporation Limited	$3,438
	Austria—0.23%
269	Vienna Insurance Group	12,495
	Brazil—0.16%
376	Telefonica Brasil SA ADR	8,580
	Canada—3.58%
232	Fairfax Financial Holdings Ltd.	91,232
1,364	Great-West Lifeco Inc.	37,002
1,213	Power Financial Corp.	35,270
347	Tim Hortons Inc.	18,767
198	IGM Financial Inc.	8,489
		190,760
	China—4.00%
887	Baidu, Inc. ADR(a)	83,848
1,555	China Mobile Ltd. ADR	80,502
4,072	China Mobile Ltd.	42,631
458	Hollysys Automation Technologies Ltd.(a)	5,684
		212,665
	Czech Republic—0.74%
212	Komercni Banka AS	39,354
	Finland—2.38%
26,927	Nokia Corp. ADR	100,707
6,962	Nokia Corp.	25,791
		126,498
	France—2.50%
2,645	Eutelsat Communications	75,089
895	BNP Paribas SA	48,900
564	Metropole Television M6	9,085
		133,074
	Germany—8.07%
4,078	Deutsche Boerse AG	268,432
7,181	Telefonica Deutschland Holding AG	51,970
3,744	Dialog Semiconductor plc(a)	46,872
4,228	Infineon Techologies AG	35,387
98	Muenchener Rueckversicherungs-Ges. AG	18,037
26	Rational AG	8,716
		429,414
	Hong Kong—0.15%
3,000	Yue Yuen Industrial	7,755
	Ireland—2.98%
3,073	Ryanair Holdings plc ADR	158,352
	Italy—2.91%
19,722	Mediaset SpA	74,446
14,362	Snam SpA	65,430
377	DiaSorin SpA	15,050
		154,926
	Japan—14.03%
1,100	Nintendo Co., Ltd.	129,764
2,900	Japan Tobacco Inc.	102,485
1,400	Tokyo Electron Ltd.	70,861
2,000	Canon Inc.	65,235
415	Toyota Motor Corp. ADR	50,074
500	Daito Trust Construction Co., Ltd.	47,137
180	OBIC Co. Ltd.	47,096
600	Murata Manufacturing Co., Ltd.	45,675
600	Toyota Motor Corp.	36,237
1,054	Canon Inc. ADR	34,645
700	Denso Corp.	32,925
200	Shimamura Co., Ltd.	24,299
700	Nomura Research Institute Ltd.	22,797
700	Chugai Pharmaceuticals Co., Ltd.	14,511
936	Nintendo Co., Ltd ADR	13,731
400	Nikon Corp.	9,333
		746,805

arielinvestments.com	30	800.292.7435

Ariel International Equity Fund (continued)	June 30, 2013 (unaudited)

Number of Shares	Common Stocks—77.37% (cont’d)	Value

	Luxembourg—1.29%
841	RTL Group	$68,768
	Netherlands—4.51%
16,114	Koninklijke Ahold NV	239,847
	Norway—0.43%
1,543	Gjensidige Forsikring ASA	22,697
	Singapore—0.26%
373	Avago Technologies Ltd.	13,943
	Sweden—1.99%
2,729	H&M Hennes & Mauritz AB, Class B	89,690
212	Autoliv Inc.	16,407
		106,097
	Switzerland—9.67%
1,059	Roche Holding AG	263,475
1,764	Nestle SA	115,695
3,375	UBS AG	57,456
61	Swisscom AG	26,711
381	Actelion Ltd.	22,952
42	Banque Cantonale Vaudoise	20,854
67	Kuehne & Nagel Intl AG	7,356
		514,499
	Turkey—0.37%
1,364	Turkcell Iletisim Hizmetleri AS ADR(a)	19,601
	United Kingdom—14.11%
4,659	GlaxoSmithKline plc ADR	232,810
39,948	Tesco plc	201,355
8,321	HSBC Holdings plc	86,313
1,137	Royal Dutch Shell plc ADR	72,541
1,033	Royal Dutch Shell plc, Class A	32,994
741	Croda Intl plc	27,916
5,263	British Telecom Group plc	24,751
454	BT Group plc ADR	21,333
4,648	Wm. Morrison Supermarkets plc	18,508
1,163	The Restaurant Group plc	8,844
346	GlaxoSmithKline plc	8,673
946	IG Group Holdings plc	8,345
448	Jardine Lloyd Thompson Group plc	6,201
		750,584
	United States—2.95%
1,471	Harman Intl Industries Inc.	79,728
1,355	TIBCO Software Inc. (a)	28,997
378	Schlumberger Ltd.	27,087
916	Gentex Corp.	21,114
		156,926
	Total common stocks (Cost $3,663,141)	4,117,078

Number of Shares	Investment Companies—5.15%	Value

	Exchange Traded Funds—5.15%
2,896	Vanguard MSCI EAFE ETF	$103,127
1,636	Vanguard MSCI Pacific ETF	91,338
4,499	iShares MSCI United Kingdom Index ETF	79,452
		273,917
	Total investment companies (Cost $260,299)	273,917

Principal Amount	Repurchase Agreement—2.11%	Value

$112,474	Fixed Income Clearing Corporation, 0.01%, dated 06/28/2013, due 07/01/2013, repurchase price $112,474, (collateralized by U.S. Treasury Note, 0.625%, due 08/31/2017) (Cost $112,474)	$112,474
	Total Investments (Cost $4,035,914)—84.63%	4,503,469
	Cash, Other Assets less Liabilities—15.37%	817,825
	Net Assets—100.00%	$5,321,294

(a)Non-income producing.
ADR American Depositary Receipt.
See Notes to Schedules of Investments.

Ariel Global Equity Fund Schedule of Investments	June 30, 2013 (unaudited)

Number of Shares	Common Stocks—87.39%	Value

	Brazil—0.54%
3,653	Telefonica Brasil SA ADR	$83,361
	Canada—2.17%
434	Fairfax Financial Holdings Ltd.	170,666
3,730	Great-West Lifeco Inc.	101,186
631	Tim Hortons Inc.	34,127
708	IGM Financial Inc.	30,354
		336,333
	China—3.90%
5,119	China Mobile Ltd. ADR	265,011
2,346	Baidu, Inc. ADR(a)	221,767
5,000	China Mobile Ltd.	52,346
950	Mindray Medical Intl Ltd.	35,578
2,231	Hollysys Automation Technologies Ltd.(a)	27,687
		602,389
	Czech Republic—1.31%
1,089	Komercni Banka AS	202,153
	Finland—1.71%
42,387	Nokia Corp. ADR	158,527
28,449	Nokia Corp.	105,389
		263,916
	France—1.44%
2,146	BNP Paribas SA	117,250
3,022	Eutelsat Communications	85,791
1,221	Metropole Television M6	19,668
		222,709
	Germany—5.99%
9,726	Deutsche Boerse AG	640,208
14,831	Telefonica Deutschland Holding AG	107,334
6,916	Dialog Semiconductor plc(a)	86,583
8,561	Infineon Techologies AG	71,652
61	Rational AG	20,450
		926,227
	Ireland—2.79%
8,363	Ryanair Holdings plc ADR	430,945
	Italy—1.96%
50,195	Mediaset SpA	189,475
21,779	Snam SpA	99,220
378	DiaSorin SpA	15,090
		303,785
	Japan—9.44%
2,600	Nintendo Co., Ltd.	306,715
6,500	Canon Inc.	212,014
4,300	Japan Tobacco Inc.	151,961
2,400	Tokyo Electron Ltd.	121,476
938	Toyota Motor Corp. ADR	113,179
1,200	Daito Trust Construction Co., Ltd.	113,128
2,200	Denso Corp.	103,479
1,000	Murata Manufacturing Co., Ltd.	76,124
280	OBIC Co. Ltd.	73,261
1,590	Canon Inc. ADR	52,263
1,400	Nomura Research Institute Ltd.	45,594
300	Shimamura Co., Ltd.	36,449
1,500	Chugai Pharmaceuticals Co., Ltd.	31,095
1,000	Nikon Corp.	23,331
		1,460,069
	Luxembourg—0.62%
1,181	RTL Group	96,570
	Netherlands—3.36%
34,956	Koninklijke Ahold NV	520,298
	Norway—0.31%
3,300	Gjensidige Forsikring ASA	48,541
	Singapore—0.24%
977	Avago Technologies Ltd.	36,520
	Sweden—0.39%
1,130	H&M Hennes & Mauritz AB, Class B	37,138
300	Autoliv Inc.	23,217
		60,355

arielinvestments.com	32	800.292.7435

Ariel Global Equity Fund (continued)	June 30, 2013 (unaudited)

Number of Shares	Common Stocks—87.39% (cont’d)	Value

	Switzerland—7.92%
3,214	Roche Holding AG	$799,629
8,829	UBS AG	150,305
1,913	Nestle SA	125,468
1,395	Actelion Ltd.	84,035
117	Swisscom AG	51,232
123	Kuehne & Nagel Intl AG	13,504
		1,224,173
	Turkey—0.66%
7,142	Turkcell Iletisim Hizmetleri AS ADR(a)	102,631
	United Kingdom—7.88%
82,498	Tesco plc	415,825
3,957	GlaxoSmithKline plc ADR	197,731
4,002	Royal Dutch Shell plc, Class A	127,824
10,225	HSBC Holdings plc	106,063
16,004	British Telecom Group plc	75,263
16,828	Wm. Morrison Supermarkets plc	67,007
1,334	BT Group plc ADR	62,685
1,497	Croda Intl plc	56,398
577	Royal Dutch Shell plc ADR	36,813
1,018	GlaxoSmithKline plc	25,516
2,133	The Restaurant Group plc	16,221
1,722	IG Group Holdings plc	15,191
1,096	Jardine Lloyd Thompson Group plc	15,169
		1,217,706
	United States—34.76%
8,000	Johnson & Johnson	686,880
11,608	Gilead Sciences, Inc.(a)	594,446
16,683	Microsoft Corp.	576,064
7,195	Quest Diagnostics Inc.	436,233
5,693	Harman Intl Industries Inc.	308,561
13,646	Acacia Research Corporation	304,988
27,099	QLogic Corp.(a)	259,066
17,384	NVIDIA Corp.	243,898
7,500	Yahoo! Inc.(a)	188,325
1,390	Berkshire Hathaway Inc., Class B(a)	155,569
2,653	Coach, Inc.	151,460
6,770	TIBCO Software, Inc.(a)	144,878
2,344	Fluor Corp.	139,023
1,822	The PNC Financial Service Group, Inc.	132,860
1,733	Schlumberger Ltd.	124,187
3,662	Broadcom Corp., Class A	123,629
4,039	H&R Block, Inc.	112,082
1,387	Wal-Mart Stores, Inc.	103,318
6,465	Ruckus Wireless, Inc.(a)	82,817
3,315	Cisco Systems, Inc.	80,588
3,384	EMC Corp.	79,930
3,392	Gentex Corp.	78,186
2,125	Vantiv, Inc.(a)	58,650
1,357	Expeditors Intl of Washington	51,580
533	Occidental Petroleum Corp.	47,560
936	Plum Creek Timber Co. Inc.	43,683
1,500	General Electric Co.	34,785
207	American Express Co.	15,475
61	W.W. Grainger, Inc.	15,383
		5,374,104
	Total common stocks (Cost $11,685,337)	13,512,785

Principal Amount	Repurchase Agreement—4.89%	Value

$756,272	Fixed Income Clearing Corporation, 0.01%, dated 06/28/2013, due 07/01/2013, repurchase price $756,272, (collateralized by U.S. Treasury Note, 0.625%, due 08/31/2017) (Cost $756,272)	$756,272
	Total Investments (Cost $12,441,609)—92.28%	14,269,057
	Cash, Other Assets less Liabilities—7.72%	1,193,060
	Net Assets—100.00%	$15,462,117

(a)Non-income producing.
ADR American Depositary Receipt.
See Notes to Schedules of Investments.

Notes to Schedules of Investments

Note One | Organization
Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Equity Fund and Ariel Global Equity Fund (the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

Note Two | Significant accounting policies
The following is a summary of significant policies related to investments of the Funds held at June 30, 2013.

Securities valuation— Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. These securities are valued by pricing vendors that consider the correlation patterns of price movements of the foreign security to the intraday trading in the U.S. markets.

Debt obligations having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Fair value measurements— Accounting Standards CodificationTM (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2013, in valuing the Funds’ investments carried at fair value:

		Ariel	Ariel	Ariel
	Ariel Fund	Appreciation	Focus	Discovery
		Fund	Fund	Fund
Level 1	$1,958,071,715	$1,618,377,225	$47,807,578	$19,646,653
Level 2*	22,261,382	54,528,587	2,362,015	1,025,056
Level 3	—	—	—	—
Fair Value at 06/30/2013	$1,980,333,097	$1,672,905,812	$50,169,593	$20,671,709

*As of June 30, 2013, Level 2 securities held are repurchase agreements. See Schedule of Investments.

arielinvestments.com	34	800.292.7435

June 30, 2013 (unaudited)

	Ariel International	Ariel Global
	Equity Fund	Equity Fund
Level 1	$4,390,995	$13,512,785
Level 2**	97,672	709,273
Level 3	—	—
Fair Value at 06/30/2013	$4,488,667	$14,222,058

**As of June 30, 2013, Level 2 securities held are forward currency contracts, which are reflected at the unrealized appreciation (depreciation) on the contract and repurchase agreements. See Schedule of Investments.

	Ariel International	Ariel Global
	Equity Fund	Equity Fund
Transfers into Level 1	$—	$202,153
Transfers out of Level 1	—	—
Transfers into Level 2	—	—
Transfers out of Level 2	—	(202,153)

Transfers were made due to valuation adjustments on foreign common stocks to account for the market movement between the close of a foreign market and the close of the New York Stock Exchange. Transfers between levels are recognized at the end of the reporting period.

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from active markets such as exchange rates. As such, forward currency contracts were categorized as Level 2.

Foreign currency— Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party. Realized gains (losses) and unrealized appreciation (depreciation) on securities include the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

Forward currency contracts— Ariel International Equity Fund and Ariel Global Equity Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are subject to the translations of foreign exchange rate fluctuations. Contracts are “marked-to-market” daily and any resulting unrealized gains (losses) are recorded as unrealized appreciation (depreciation) on foreign currency translations. The Funds record realized gains (losses) at the time the forward currency contract is settled or closed on the Statement of Operations as realized gain (loss) on foreign currency transactions.

Repurchase agreements— The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Securities transactions— Securities transactions are accounted for on a trade date basis.

Notes to Schedules of Investments (continued)

Note Three | Transactions with affiliated companies
If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. Ariel Fund had the following transactions during the nine months ended June 30, 2013, with affiliated companies:

	Share Activity				Nine Months Ended June 30, 2013
	Balance					Dividends	Amount of Gain
Security Name	September 30,	Purchases	Sales	Balance	Market Value	Credited to	(Loss) Realized on
	2012			June 30, 2013		Income	Sale of Shares
Contango Oil & Gas Co.	906,847	345,659	72,303	1,180,203	$39,831,851	$1,985,094	$(1,521,737)
Symmetry Medical Inc.	2,267,400	72,474	159,202	2,180,672	18,361,258	—	181,248
					$58,193,109	$1,985,094	$(1,340,489)

Note Four | Federal income taxes
At June 30, 2013, the cost of investment securities for tax purposes was as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Equity Fund	Ariel Global Equity Fund
Cost of investments	$1,264,151,284	$1,075,822,379	$40,676,630	$18,360,080	$4,035,914	$12,441,609
Gross unrealized appreciation	$744,049,185	$617,611,109	$10,917,074	$3,036,129	$538,825	$2,122,359
Gross unrealized depreciation	(27,867,372)	(20,527,676)	(1,424,111)	(724,500)	(71,270)	(294,911)
Net unrealized appreciation	$716,181,813	$597,083,433	$9,492,963	$2,311,629	$467,555	$1,827,448

Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent semi-annual or annual report.

arielinvestments.com	36	800.292.7435

June 30, 2013 (unaudited)

Note Five | Forward currency contracts
At June 30, 2013, the open forward currency contracts (State Street Bank and Trust as counterparty) are:

	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized
Contract Settlement Date					Appreciation
					(Depreciation)
Ariel International Equity Fund
07/01/2013	AUD	9,709	JPY	951,040	(710)
07/01/2013	GBP	9,488	CHF	13,588	46
07/01/2013	SGD	8,386	JPY	634,027	224
07/01/2013	DKK	82,850	CHF	13,588	73
07/01/2013	AUD	15,972	CHF	15,594	(1,903)
07/01/2013	AUD	6,958	CHF	6,794	(829)
07/01/2013	JPY	634,027	SGD	8,174	(56)
07/01/2013	CHF	13,588	GBP	9,427	47
07/01/2013	JPY	951,040	AUD	10,430	51
07/01/2013	CHF	13,588	DKK	82,253	31
07/01/2013	CHF	6,794	AUD	7,751	104
07/01/2013	CHF	15,594	AUD	17,791	238
07/23/2013	AUD	42,613	CAD	44,832	(3,695)
08/06/2013	EUR	30,509	USD	39,886	(168)
08/06/2013	AUD	19,589	USD	19,943	(2,074)
08/08/2013	JPY	3,904,720	USD	39,886	(510)
08/13/2013	SEK	71,791	JPY	1,071,979	(115)
08/13/2013	GBP	17,708	USD	27,370	(445)
08/13/2013	EUR	21,264	USD	27,778	(95)
08/13/2013	JPY	4,107,549	USD	40,850	572
08/21/2013	AUD	22,641	CAD	22,554	(789)
08/21/2013	SEK	100,207	EUR	11,622	(206)
08/21/2013	SEK	343,983	EUR	39,896	(706)
08/21/2013	SEK	99,727	EUR	11,567	(205)
08/21/2013	AUD	21,310	CAD	21,250	(763)
08/21/2013	JPY	6,389,513	USD	61,943	2,494
09/09/2013	GBP	12,929	TRY	38,207	58
09/09/2013	AUD	21,309	USD	20,202	(811)
09/09/2013	GBP	13,119	USD	20,202	(257)
09/16/2013	AUD	84,244	CAD	82,439	(1,624)
09/16/2013	SGD	27,238	USD	21,866	(373)
09/16/2013	EUR	27,512	USD	36,444	(622)
09/16/2013	GBP	35,059	USD	54,667	(1,370)
09/23/2013	SGD	23,858	EUR	14,458	(1)
09/23/2013	SGD	21,395	EUR	12,966	(1)
10/15/2013	GBP	9,443	CHF	13,588	(47)
10/15/2013	DKK	82,240	CHF	13,588	(31)
10/15/2013	AUD	10,515	JPY	951,040	(50)
10/15/2013	AUD	7,818	CHF	6,794	(103)
10/15/2013	AUD	17,945	CHF	15,594	(237)
10/16/2013	SGD	8,176	JPY	634,027	56
					$(14,802)

37

Notes to Schedules of Investments (continued)	June 30, 2013 (unaudited)

Note Five | Forward currency contracts
At June 30, 2013, the open forward currency contracts (State Street Bank and Trust as counterparty) are:

	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized
Contract Settlement Date					Appreciation
					(Depreciation)
Ariel Global Equity Fund
07/01/2013	JPY	9,508,848	USD	96,782	(908)
07/01/2013	CHF	102,317	USD	108,341	(17)
07/01/2013	GBP	74,244	USD	113,341	(420)
07/01/2013	CHF	112,056	USD	118,653	(19)
07/01/2013	JPY	17,102,448	USD	174,071	(1,632)
07/01/2013	ZAR	1,034,839	GBP	72,045	(4,890)
07/01/2013	AUD	53,357	EUR	42,635	(6,699)
07/01/2013	DKK	254,112	EUR	34,108	(50)
07/01/2013	AUD	132,903	CHF	129,761	(15,832)
07/01/2013	EUR	34,108	DKK	254,401	0
07/01/2013	EUR	42,635	AUD	59,934	684
07/01/2013	GBP	72,045	ZAR	1,093,845	(1,080)
07/01/2013	CHF	129,761	AUD	148,045	1,984
07/01/2013	USD	113,018	GBP	74,244	97
07/01/2013	USD	108,773	CHF	102,317	449
07/01/2013	USD	119,126	CHF	112,056	492
07/01/2013	USD	100,754	JPY	9,508,848	4,879
07/01/2013	USD	181,214	JPY	17,102,448	8,776
07/23/2013	USD	86,736	JPY	8,607,212	(55)
07/23/2013	USD	91,931	JPY	9,122,799	(58)
08/13/2013	AUD	76,940	CAD	77,879	(3,828)
08/13/2013	CAD	77,879	AUD	79,170	1,795
08/15/2013	USD	190,923	CHF	182,459	(2,321)
08/21/2013	CAD	28,977	EUR	21,884	(972)
08/21/2013	CAD	233,935	EUR	176,673	(7,843)
08/21/2013	AUD	117,412	EUR	88,330	(8,011)
08/21/2013	SEK	758,953	EUR	88,025	(1,557)
08/21/2013	AUD	162,250	EUR	122,280	(11,355)
10/15/2013	DKK	254,223	EUR	34,108	(2)
10/15/2013	AUD	149,327	CHF	129,761	(1,971)
10/15/2013	ZAR	1,109,552	GBP	72,045	1,064
10/15/2013	AUD	60,420	EUR	42,635	(679)
10/15/2013	USD	113,262	GBP	74,244	417
10/15/2013	USD	108,449	CHF	102,317	17
10/15/2013	USD	118,771	CHF	112,056	19
10/15/2013	USD	96,831	JPY	9,508,848	903
10/15/2013	USD	174,159	JPY	17,102,448	1,624
					$(46,999)

arielinvestments.com	38	800.292.7435

BOARD *of* TRUSTEES

MELLODY L. HOBSON
CHAIRMAN OF THE BOARD
President
Ariel Investments, LLC

MERRILLYN J. KOSIER
Chief Marketing Officer, Mutual Funds
Executive Vice President
Ariel Investments, LLC

ROYCE N. FLIPPIN, JR.*
LEAD INDEPENDENT TRUSTEE
President
Flippin Associates

WILLIAM M. LEWIS, JR.*
Managing Director and Co-Chairman of Investment Banking
Lazard Ltd

JAMES W. COMPTON*
Retired President and Chief Executive Officer
Chicago Urban League

H. CARL MCCALL*
Chairman
The State University of New York

WILLIAM C. DIETRICH*
Retired Executive Director
Shalem Institute for Spiritual Formation, Inc.

JOHN W. ROGERS, JR.
Chairman, Chief Executive Officer and Chief Investment Officer
Ariel Investments, LLC

CHRISTOPHER G. KENNEDY*
Chairman of the Board of Trustees
University of Illinois
Former President
Merchandise Mart Properties, Inc.

JAMES M. WILLIAMS*
Vice President and Chief Investment Officer
J. Paul Getty Trust

TRUSTEES EMERITUS
(no Trustee duties or responsibilities)

JOHN G. GUFFEY, JR.

BERT N. MITCHELL, CPA

* *Independent Trustee*

39